                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

      / /    Preliminary Proxy Statement

      / /    Confidential, for Use of the  Commission Only (as permitted by Rule
             14a-6(e)(2))

      /X/    Definitive Proxy Statement

      / /    Definitive Additional Materials

      / /    Soliciting Material Pursuant to ss. 240.14a-12

                        NEW CENTURY EQUITY HOLDINGS CORP.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/    No fee required.

      / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11.

      (1)    Title of each class of securities to which transaction applies:

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      (2)    Aggregate number of securities to which transaction applies:

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      (3)    Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)    Proposed maximum aggregate value of transaction:

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      (5)    Total fee paid:

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      / /    Fee paid previously with preliminary materials:

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      / /    Check box if any part of the fee is offset as  provided by Exchange
             Act  Rule   0-11(a)(2)  and  identify  the  filing  for  which  the
             offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount previously paid:

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      (2)    Form, Schedule or Registration Statement No.:

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      (3)    Filing Party:

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      (4)    Date Filed:

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                        NEW CENTURY EQUITY HOLDINGS CORP.

May 2, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the
"Annual  Meeting") of New Century Equity  Holdings Corp.  (the  "Company").  The
Annual  Meeting will be held on Friday,  May 27, 2005, at 10:00 a.m. local time, at the Company's  offices  located at 300 Crescent  Court,  Suite 1110,  Dallas,
Texas, or at any adjournment or postponement thereof.

This year,  you are being asked to act upon (i) the election of one (1) director to serve  until the 2007 Annual  Meeting of  Stockholders,  one (1)  director to serve until the 2008 Annual  Meeting of  Stockholders  and two (2)  directors to serve until the 2006 Annual Meeting of  Stockholders,  and (ii) any other matter that  may  properly  come  before  the  Annual  Meeting  or any  adjournment  or postponement  thereof.  These  matters are  discussed  in greater  detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

REGARDLESS  OF THE NUMBER OF SHARES YOU OWN AND  WHETHER OR NOT YOU EXPECT TO BE
PRESENT AT THE ANNUAL MEETING,  PLEASE MARK,  SIGN, DATE AND PROMPTLY RETURN THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.  RETURNING THE PROXY CARD WILL NOT
DEPRIVE  YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.
IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

On behalf of the Board of  Directors,  I would like to express our  appreciation for your continued interest in our Company. We look forward to seeing you at the
Annual Meeting.

Sincerely,

Mark E. Schwarz
CHAIRMAN OF THE BOARD

                        NEW CENTURY EQUITY HOLDINGS CORP.
                         300 CRESCENT COURT, SUITE 1110
                               DALLAS, TEXAS 75201
                                 (214) 661-7488

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Annual  Meeting") of New Century Equity  Holdings Corp. (the "Company") will be held on Friday,  May 27,  2005,  at 10:00  a.m.,  local time,  at the  Company's offices  located at 300 Crescent  Court,  Suite 1110,  Dallas,  Texas, or at any
adjournment  or  postponement  thereof  to  consider  and vote on the  following matters described in the accompanying Proxy Statement:

            1.    For  holders of Common  Stock,  $0.01 par value  (the  "Common
                  Stock"),  and Series A 4% Convertible  Preferred Stock,  $0.01
                  par value (the "Series A Preferred  Stock"),  to elect one (1)
                  director  to hold  office  until the 2007  Annual  Meeting  of
                  Stockholders  and  until his  successor  is duly  elected  and qualifies  and one (1)  director to hold office until the 2008
                  Annual Meeting of Stockholders and until his successor is duly elected and  qualifies,  and for holders of Series A Preferred
                  Stock,  to elect two (2)  directors  to hold office  until the
                  2006 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

            2.    To act upon any other matter that may properly come before the
                  Annual  Meeting  or any  adjournment  thereof.  The  Board  of
                  Directors  of the  Company is  presently  unaware of any other business to be presented to a vote of the  stockholders at the
                  Annual Meeting or any adjournment or postponement thereof.

            The  Board of  Directors  of the  Company  has  fixed  the  close of business  on  April  28,  2005  as the  record  date  (the  "Record  Date")  for determining  stockholders  entitled  to  notice  of and to  vote  at the  Annual
Meeting.  A complete  list of the  stockholders  entitled  to vote at the Annual
Meeting  will be  maintained  and  available  for  inspection  at the  Company's principal  executive offices at 300 Crescent Court,  Suite 1110,  Dallas,  Texas
75201 during ordinary  business hours for a period of ten (10) days prior to the meeting.  The list will be open for the  examination of any  stockholder for any purpose  germane  to the  Annual  Meeting  during  this  time.  The list will be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL  MEETING.  WE URGE
YOU TO  PROMPTLY  SIGN,  DATE AND  RETURN  THE  ENCLOSED  PROXY IN THE  ENCLOSED
ENVELOPE.

ANY  STOCKHOLDER  GIVING A PROXY MAY  REVOKE IT AT ANY TIME  BEFORE THE PROXY IS
VOTED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY
SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN
PERSON.

                                             By Order of the Board of Directors

                                             Steven J. Pully
                                             CHIEF EXECUTIVE OFFICER

Dated:  May 2, 2005

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING,  YOU ARE URGED TO
SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        NEW CENTURY EQUITY HOLDINGS CORP.
                         300 CRESCENT COURT, SUITE 1110
                               DALLAS, TEXAS 75201

                    ----------------------------------------

                                 PROXY STATEMENT

                    -----------------------------------------

                                  INTRODUCTION

            This Proxy  Statement is being provided to the  stockholders  of New
Century Equity Holdings  Corp., a Delaware  corporation  (the  "Company",  "we,"
"our" or "us"), in connection  with the  solicitation of proxies by the Board of
Directors for use at the 2005 Annual Meeting of  Stockholders or any adjournment thereof (the  "Annual  Meeting")  to be held on Friday,  May 27, 2005,  at 10:00
a.m., local time, at the Company's offices located at 300 Crescent Court,  Suite
1110,  Dallas,  Texas, or at any adjournment or  postponement  thereof,  for the purposes set forth in the foregoing  Notice of Annual  Meeting of  Stockholders.
Properly executed proxies received in time for the Annual Meeting will be voted.

            At the Annual Meeting,  stockholders  will be asked to act upon, (i)
the  election of two (2)  directors  to serve  until the 2006 Annual  Meeting of
Stockholders  and until their  successors are duly elected and qualify,  one (1)
director to serve until the 2007 Annual  Meeting of  Stockholders  and until his successor is duly elected and qualifies, and one (1) director to serve until the
2008 Annual Meeting of Stockholders  and until his successor is duly elected and qualifies,  and (ii) any other matter that may  properly  come before the Annual
Meeting or any adjournment or postponement  thereof.  The mailing address of the
Company's principal executive offices is 300 Crescent Court, Suite 1110, Dallas,
Texas 75201.

            THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER 31, 2004
HAS BEEN OR IS BEING FURNISHED WITH THIS PROXY  STATEMENT AND PROXY CARD,  WHICH
ARE BEING  MAILED ON OR ABOUT  MAY 6,  2005 TO THE  HOLDERS OF RECORD OF COMMON
STOCK AND SERIES A PREFERRED  STOCK ON THE RECORD DATE (AS DEFINED  BELOW).  THE
ANNUAL REPORT ON FORM 10-K DOES NOT CONSTITUTE A PART OF THIS PROXY STATEMENT.

                        RECORD DATE AND VOTING SECURITIES

            The securities of the Company entitled to vote at the Annual Meeting consist of shares of Common  Stock,  $0.01 par value (the  "Common  Stock")  and shares of Series A Convertible  Preferred Stock,  $0.01 par value (the "Series A
Preferred  Stock").  At the close of business on April 28, 2005, the record date for  determining  stockholders  entitled  to notice of and to vote at the Annual
Meeting (the "Record Date"), there were 34,653,104  outstanding shares of Common
Stock and 4,807,692 outstanding shares of Series A Preferred Stock.

                         QUORUM AND VOTING REQUIREMENTS

            A majority of the  outstanding  Common  Stock and Series A Preferred
Stock,  together,  entitled  to vote as of the  Record  Date must be  present in person  or  represented  by proxy  at the  Annual  Meeting  in order to hold the meeting and conduct business. This presence is called a quorum. Your shares will be  counted as present  at the  Annual  Meeting if you are  present  and vote in person at the Annual  Meeting,  or if you have properly  submitted a proxy card.
Abstentions and broker  non-votes (which are described below) will be considered to be shares present at the Annual Meeting for purposes of a quorum.

            The holders of record of Common Stock (the "Common Stockholders") on the  Record  Date will be  entitled  to one (1) vote per share.  The  holders of record of Series A Preferred Stock (the "Preferred  Stockholders") on the Record
Date will be entitled to four (4) votes per share (which  represents  the number of shares of  Common  Stock  that  each  share of  Series A  Preferred  Stock is convertible  into) on all matters on which the Common  Stockholders are entitled to vote and one (1)  vote  per  share on all  matters  on  which  the  Preferred
Stockholders are entitled to vote as a separate class.

                        ABSTENTIONS AND BROKER NON-VOTES

            The  effect  of  abstentions  (i.e.,  if you  or  your  broker  mark
"ABSTAIN" on a proxy card or  "WITHHOLD"  in the case of election of  directors)
and broker  non-votes  on the  counting of votes for each  proposal is described below.  Broker  non-votes  occur when shares  held by a broker for a  beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive  voting  instructions  from the beneficial  owner,  and (2) the broker  lacks  discretionary  authority  to vote the  shares.  Banks and brokers cannot vote on their clients' behalf on "non-routine" proposals. For the purpose of determining  whether  stockholders  have approved a matter,  abstentions  are treated as shares present or represented  and voting.  Broker  non-votes are not counted or deemed to be present or  represented  for the purpose of  determining whether stockholders have approved a matter,  though they are counted toward the presence of a quorum as discussed above.

                                 REQUIRED VOTES

            As further discussed herein, the Common Stockholders are entitled to elect two (2)  directors at the Annual  Meeting.  A plurality of the total votes cast by the  stockholders  entitled to vote is required for the election of such directors.  As the  election of such  directors  is a matter on which the Common
Stockholders are entitled to vote, the Common  Stockholders shall be entitled to one (1) vote per  share on the  election  of such  directors  and the  Preferred
Stockholders shall be entitled to four (4) votes per share (which represents the number of shares of Common Stock that each share of Series A Preferred  Stock is convertible into) on the election of such directors.  The Preferred Stockholders are also  entitled  to  elect,  voting  separately  as a single  class,  two (2)
additional directors. Newcastle Partners, L.P. ("Newcastle"),  the sole owner of the Series A Preferred  Stock,  has informed the Company that it intends to vote all its shares of Series A  Preferred  Stock to  re-elect  Mark E.  Schwarz  and
Steven J. Pully.

                                VOTING OF PROXIES

            Stockholders whose shares are registered in their own names may vote by mailing a  completed  Proxy  Card.  To vote by mailing a Proxy  Card,  please complete,  date and sign the  accompanying  Proxy Card and promptly return it in the enclosed  envelope or otherwise  mail it to the Company.  Properly  executed
Proxy Cards received in time for the Annual Meeting will be voted.  Stockholders are  urged to  specify  their  choices  on the Proxy  Card,  but if no choice is specified,  eligible  shares  will be voted  FOR the  election  of the  director nominees named in this Proxy Statement.  As of the date of this Proxy Statement, management  of the  Company  knows of no other  matters  that are  likely  to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual  Meeting,  the persons  named in the enclosed  Proxy Card will have  discretionary  authority to vote such Proxy Card in  accordance  with their best judgment on such matters.  Any stockholder  giving a proxy may revoke it at any time before the proxy is voted by giving  written notice of revocation to the  Secretary  of the Company,  by  submitting a  later-dated  proxy,  or by attending the Annual Meeting and voting in person.

                        ATTENDANCE AT THE ANNUAL MEETING

            If your shares are held by a bank, broker or other  intermediary and you plan to attend the Annual Meeting,  please send written  notification to New
Century Equity Holdings Corp.,  300 Crescent Court,  Suite 1110,  Dallas,  Texas
75201 and enclose  evidence of your  ownership  (such as a letter from the bank, broker or  intermediary  confirming  your  ownership or a bank or brokerage firm account statement).  The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

                      RECENT CHANGE OF CONTROL TRANSACTION

            During the last year, significant changes were made to the Company's capital structure and its Board of Directors. On June 18, 2004, the Company sold approximately  4.8 million  newly issued  shares of Series A Preferred  Stock to
Newcastle  for  $5.0  million  (the  "Newcastle  Transaction").   Prior  to  the
consummation  of the Newcastle  Transaction,  the Board of Directors  determined that it was not in the best interests of the Company's stockholders to liquidate the Company and concluded  that all proxy  materials  previously  filed with the
Securities and Exchange Commission ("SEC") related to a proposed  liquidation of the Company should be withdrawn. Immediately prior to the Newcastle Transaction, the Board of Directors consisted of C. Lee Cooke, Jr., Gary D. Becker, Justin L.
Ferrero, Parris H. Holmes, Jr. and Stephen M. Wagner.

            The Series A Preferred Stock is convertible into Common Stock at any time after the  expiration  of twelve  months from the date of its issuance at a conversion  price of $0.26 per share of Common Stock,  subject to adjustment for dilution.  The  holders of the Series A Preferred  Stock are  entitled to a four
percent  annual  cash  dividend  (the  "Preferred  Dividends").   The  Preferred
Dividends shall accrue and shall be cumulative from the date of initial issuance of the shares of the Series A Preferred  Stock,  whether or not  declared by the
Board of Directors. In lieu of cash dividends, the holders of Series A Preferred
Stock may elect to receive  such  number of shares of Series A  Preferred  Stock that is equal to the aggregate dividend amount divided by $1.04.

            So  long  as  any  shares  of  Series  A  Preferred   Stock   remain
outstanding,  (1) the Board of Directors shall not exceed four members,  (2) the
Company may not increase its authorized capitalization,  and (3) the Company may not  adversely  affect the rights,  rankings,  and  preferences  of the Series A
Preferred  Stock,  without  the  written  consent  of the  holders of at least a majority of the shares of Series A Preferred Stock then outstanding, voting as a separate  class.  So long as any shares of the Series A Preferred  Stock  remain outstanding, the holders of shares of Series A Preferred Stock shall be entitled
(1) to vote as a separate class to elect two directors to the Company's Board of
Directors and to pass upon any matters that affect the rights, value, or ranking of the Series A  Preferred  Stock and (2) to vote on all other  matters on which holders of Common Stock shall be entitled to vote,  casting such number of votes in respect of such shares of Series A Preferred Stock as shall equal the largest whole  number of  shares of Common  Stock  into  which  such  shares of Series A
Preferred Stock are then  convertible.  The other powers,  preferences,  rights, qualifications  and  restrictions of the Series A Preferred Stock are more fully set forth in the Certificate of  Designations of Series A Convertible  Preferred
Stock filed with the Secretary of State of the State of Delaware  simultaneously with the closing of the Newcastle Transaction.

            In conjunction with the Newcastle Transaction, (1) Parris H. Holmes,
Jr.,  Gary D. Becker and Stephen M. Wagner  resigned from the Board of Directors and (2) Mr. Holmes resigned as the Company's  Chief Executive  Officer and David
P. Tusa  resigned as the  Company's  Chief  Financial  Officer,  Executive  Vice
President and Corporate  Secretary.  Pursuant to employment  agreements executed prior to the Newcastle  Transaction,  upon their  resignation,  the Company paid severance,  accrued  vacation  and other  amounts  to Mr.  Holmes  and Mr.  Tusa totaling approximately $2.1 million and $0.5 million, respectively. In addition, the Company  entered into  consulting  agreements  with Mr.  Holmes and Mr. Tusa through  October 31, 2004 and September 30, 2004,  respectively.  Mr. Holmes and
Mr. Tusa were paid pro-rated  consulting  payments for the month of June 2004 in conjunction  with their  severance.  Thereafter,  the Company engaged Mr. Tusa's consulting  services  for the  month of July 2004  only and did not  engage  Mr.
Holmes.  No payments  were made to either Mr. Holmes or Mr. Tusa during the time period that they were not engaged by the Company.

            Mark E. Schwarz,  currently the Chief Executive Officer and Chairman of Newcastle Capital Management,  L.P. ("Newcastle  Management"),  and Steven J.
Pully,  currently the President of Newcastle Management,  were appointed to fill the  director  positions  vacated by Messrs.  Holmes,  Becker  and  Wagner.  Mr.
Schwarz,  Mr. Pully and John P.  Murray,  Chief  Financial  Officer of Newcastle
Management,  assumed positions as Chairman of the Board, Chief Executive Officer and Chief Financial Officer, respectively, of the Company.

            Pursuant  to the  Newcastle  Transaction,  not later than  August 1,
2004,  the  Company was to have  caused the number of  directors  serving on the
Board of  Directors  to be  increased  and  fixed at five (5)  directors  and an additional  representative of Newcastle was to have been appointed as a director of the  class  whose  term of  office  expires  at the 2004  Annual  Meeting  of
Stockholders to fill the vacancy created by such expansion. Newcastle has waived the requirement that an additional  representative of Newcastle was to have been appointed  under this  provision.  Following the resignation of Mr. Ferrero as a director on August 11, 2004,  on October 27, 2004,  the Company  announced  that
James Risher had been appointed to the Company's Board of Directors.  Mr. Risher was also named as a member of the Company's audit committee.

            On June 10, 2004, the Company amended its July 10, 1996  Shareholder
Rights Agreement by reducing the Common Stock ownership threshold for triggering the  distribution  of rights under such agreement  from fifteen  percent to five percent and  permitting  Newcastle  and its  successors  and assigns to purchase
Common Stock without  triggering the distribution of rights. The purpose of such amendment  was to ensure the  preservation  of the  Company's  net operating and capital loss carryforwards.

            On August 11, 2004,  Craig  Davis,  allegedly a  stockholder  of the
Company, filed a complaint in the Chancery Court of New Castle County,  Delaware
against  various former  directors and current  directors of the Company and the
Company as a nominal defendant. See the section entitled "LEGAL PROCEEDINGS" for a description of this matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table sets forth  certain  information  known to the
Company  with  respect to  beneficial  ownership  as of the  Record  Date of the
Company's voting securities by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's voting securities,  (ii) each director and nominee  for  election  as  director  at the  Annual  Meeting,  (iii)  the Named
Executive Officers, and (iv) all directors and executive officers as a group.

            As of the Record Date,  34,653,104  shares of the  Company's  Common
Stock and  4,807,692  shares of the  Company's  Series A  Preferred  Stock  were outstanding.  For  purposes of this Proxy  Statement,  beneficial  ownership  is defined in  accordance  with the rules of the SEC. The persons  listed have sole voting power and sole dispositive  power with respect to all shares set forth in the table  unless  otherwise  specified in the  footnotes  to the table.  Unless otherwise indicated, the address of each beneficial owner listed in the table is
c/o New Century Equity Holdings Corp., 300 Crescent Court,  Suite 1110,  Dallas,
Texas 75201.

            Information with respect to beneficial  ownership of the persons and entities named in the table below is based upon information furnished by them to the Company or contained in filings made with the SEC.

                                              Shares Beneficially Owned
                                  ----------------------------------------------
                                            Series A                                      %
                                        Preferred Stock        Common Stock             Total
                                  ----------------------    --------------------       Voting
Name of Beneficial Owner            Shares        %(1)        Shares      %(2)        Power (3)
-------------------------------   ----------    --------    ---------   --------      ---------
5% SECURITY HOLDERS

Newcastle Partners, L.P.(4)       4,807,692       100%    19,380,768(5)   36.0%         36.0%
300 Crescent Court
Suite 1110
Dallas, TX 75201

Jack Silver                               0         0%     3,423,000(6)    9.9%          6.4%
660 Madison Avenue
New York, NY 10021

                                              Shares Beneficially Owned
                                  ----------------------------------------------
                                            Series A                                      %
                                        Preferred Stock        Common Stock             Total
                                  ----------------------    --------------------       Voting
Name of Beneficial Owner            Shares        %(1)        Shares      %(2)        Power (3)
-------------------------------   ----------    --------    ---------   --------      ---------

Michael R. Smith                          0         0%     2,308,841(7)    6.7%          4.3%
5302 Avenue Q
Lubbock, TX 79412

NAMED EXECUTIVE OFFICERS,
DIRECTORS AND NOMINEES

Mark E. Schwarz                   4,807,692(4)    100%    19,480,768(8)   36.1%         36.1%

Steven J. Pully                           0         0%        50,000(9)     *             *

John Murray                               0         0%        16,667(10)    *             *

James Risher                              0         0%        67,500(11)    *             *
1900 Eastwood Road
Suite 11
Wilmington, NC 28403

Jonathan Bren                             0         0%         0             0%           0%
767 5th Avenue
23rd Floor
New York, NY 10153

C. Lee Cooke, Jr.                         0         0%       566,866 (12)  1.6%         1.0%
2705 Bee Caves Road
Suite 160
Austin, TX 78746

Parris H. Holmes, Jr.                     0         0%     1,125,368(13)   3.2%         2.1%
330 Metate Place
Palm Desert, CA 92260

David P. Tusa                             0         0%       856,667(14)   2.4%         1.6%
3030 Post Oak Boulevard
Unit 312
Houston, TX 77056

All present directors and
executive officers as a group
(five persons)                    4,807,692       100%    20,181,801(15)  36.9%        36.9%

-------------------------
*     Less than 1%.

(1)   Percentage  ownership is based on  4,807,692  shares of Series A Preferred
      Stock outstanding as of the Record Date.

(2)   Percentage  ownership  is based  on  34,653,104  shares  of  Common  Stock outstanding  as of the Record Date.  With the exception of shares that may be acquired by employees pursuant to the Company's 401(k) retirement plan,

      a person is deemed to be the beneficial  owner of Common Stock that can be acquired within 60 days after the Record Date (or acquired as discussed in footnote (5) below) upon exercise of options or conversion of  convertible securities.  Each beneficial owner's percentage  ownership of Common Stock is determined by assuming that options or convertible  securities that are held by such person,  but not those held by any other person, and that are exercisable  or  convertible  within  60 days of the  Record  Date  (or as discussed in footnote (5) below) have been exercised or converted.

(3)   Percentage total voting power represents  voting power with respect to all shares of the Company's  voting  securities.  The Series A Preferred Stock vote on all matters on which holders of Common Stock are entitled to vote, except as otherwise  provided in the Certificate of Designations of Series
      A Preferred  Stock.  The shares of Series A Preferred  Stock are currently entitled to four votes per share.  The shares of Common Stock are entitled to one vote per share. Accordingly,  the total number of votes that can be cast is 53,883,872.

(4)   Represents  securities  held by  Newcastle  as disclosed in a Schedule 13D filed by Newcastle with the SEC on June 28, 2004. Newcastle Management, as the general partner of Newcastle,  may be deemed to  beneficially  own the securities  beneficially  owned by  Newcastle.  Newcastle  Capital  Group,
      L.L.C.   ("Newcastle  Capital"),  as  the  general  partner  of  Newcastle
      Management,  which in turn is the  general  partner of  Newcastle,  may be deemed to beneficially own the securities beneficially owned by Newcastle.
      Mark E. Schwarz, as the managing member of Newcastle Capital,  the general partner of Newcastle  Management,  which in turn is the general partner of
      Newcastle,   may  also  be  deemed  to  beneficially  own  the  securities beneficially owned by Newcastle.  Each of Newcastle Management,  Newcastle
      Capital and Mr. Schwarz disclaims  beneficial  ownership of the securities beneficially  owned by Newcastle  except to the extent of their  pecuniary interest therein.

(5)   Consists of 150,000  shares of Common Stock held directly by Newcastle and
      19,230,768  shares of Common Stock underlying the Series A Preferred Stock held  by  Newcastle.  Pursuant  to the  Newcastle  Transaction,  Newcastle
      acquired 4,807,692 shares of Series A Preferred Stock that are convertible into 19,230,768 shares of Common Stock, subject to adjustment, at any time after  June 18,  2005.  As the  shares of Series A  Preferred  Stock  were acquired by Newcastle in a  transaction  having the effect of changing the control of the Company,  Newcastle may be deemed to  beneficially  own the
      19,230,768  shares of Common Stock underlying the Series A Preferred Stock in accordance with Rule  13d-3(d)(1)(i) of the Securities  Exchange Act of
      1934, as amended (the "Exchange Act").

(6)   Represents  shares of Common  Stock held by Jack Silver as  disclosed in a
      Schedule  13G/A filed by Mr. Silver with the SEC on February 14, 2005. The
      3,423,000 shares of Common Stock  beneficially owned by Mr. Silver consist of (i) 2,610,500  shares of Common Stock held by the Sherleigh  Associates
      Profit  Sharing  Plan, a trust of which Mr.  Silver is the  trustee,  (ii)
      106,500  shares of Common Stock held by the Sherleigh  Associates  Defined
      Benefit  Pension  Plan,  a trust  of which  Mr.  Silver  is the  principal investor and  Manager,  and (iii)  706,000  shares of Common Stock held by
      Sherleigh  Associates LLC, a New York limited  liability  company of which
      Mr.  Silver is the  principal  investor and Manager.  Mr.  Silver has sole voting and dispositive power with respect to all such shares.

(7)   Based on information disclosed in the Company's definitive proxy statement on Schedule 14A filed with the SEC on May 10,  2004.  Based upon a January
      2004 voting  rights  agreement,  the Company holds the right to direct the vote of the Common stock owned by Mr. Smith.

(8)   Consists of 100,000  shares of Common Stock  issuable upon the exercise of options  within 60 days of the Record  Date and the  19,380,768  shares of
      Common Stock beneficially owned by Newcastle of which Mr. Schwarz may also be deemed to  beneficially  own by virtue of his power to vote and dispose of  such  shares.  Mr.  Schwarz  disclaims  beneficial  ownership  of  the
      19,380,768 shares of Common Stock  beneficially  owned by Newcastle except to the extent of his pecuniary interest therein.

(9)   Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date. Mr. Pully is the President of Newcastle
      Management.  Mr. Pully  disclaims  beneficial  ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(10)  Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the  Record  Date.  Mr.  Murray  is the Chief  Financial
      Officer of Newcastle Management. Mr. Murray disclaims beneficial ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(11)  Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(12)  Consists of 559,406  shares of Common Stock  issuable upon the exercise of options  within 60 days of the Record  Date,  5,960 shares of Common Stock that Mr. Cooke holds in an individual  retirement account and 1,500 shares of  Common  Stock  held  by  his  mother's  estate.  Mr.  Cooke  disclaims beneficial  ownership  of the 1,500  shares of Common  Stock  beneficially owned by his mother's estate.

(13)  Based on information disclosed in the Company's definitive proxy statement on Schedule 14A filed with the SEC on May 10, 2004 and a Form 4 filed with the SEC by Mr. Holmes on July 1, 2004.

(14)  Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(15)  Includes  the  shares  and  options  held  by the  present  directors  and executive officers named in the security ownership table.

                                        8

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            There  are  currently  four (4)  directors  serving  on the Board of
Directors  consisting of Mark E. Schwarz,  Steven J. Pully,  James Risher and C.
Lee Cooke, Jr. The Certificate of Designations of Series A Convertible Preferred
Stock of the Company (the "Certificate of Designations")  relating to the Series
A Preferred Stock,  all of which is currently owned by Newcastle,  provides that the Board of Directors shall not exceed four members and entitles the holders of the Series A Preferred Stock to vote as a separate class to elect two directors.
The  Amended and  Restated  Certificate  of  Incorporation  of the Company  (the
"Charter") and the Amended and Restated  By-Laws of the Company (the  "By-Laws")
provide that the  directors,  other than those who may be elected by the holders of any class or series of stock having a preference  over the Common Stock as to dividends or upon liquidation, shall be classified into three classes, as nearly equal in number as possible,  serving staggered  three-year terms.  Accordingly, the two (2) director  designees  of the holders of Series A Preferred  Stock are elected annually, and the remaining directors serve staggered three-year terms.

            In connection with the Newcastle  Transaction,  Newcastle  appointed
Messrs.  Schwarz  and  Pully  to serve  as  directors  of the  Company  and,  in accordance  with the Certificate of  Designations,  informed the Company that it intends to nominate Messrs. Schwarz and Pully for election at the Annual Meeting
to  serve  for  a  one-year  term  expiring  at  the  2006  Annual   Meeting  of
Stockholders.  Newcastle  has also  informed the Company that it intends to vote all its shares of Series A Preferred Stock to re-elect Messrs. Schwarz and Pully at the Annual  Meeting.  Mr.  Cooke's  term was due to expire at the 2004 Annual
Meeting of Stockholders;  however,  as an annual meeting of stockholders was not held in 2004, Mr. Cooke's term will expire at the Annual  Meeting.  Mr. Risher's term will  also  expire  at the  Annual  Meeting.  The  Board of  Directors  has
nominated Mr. Risher to serve for an additional  term and Jonathan Bren has been nominated for the seat currently held by Mr. Cooke.  In order to comply with the requirement in the Charter and By-Laws that these  directors be classified  into three classes as nearly equal in number as possible,  Mr. Bren, if elected, will serve for a term expiring at the 2007 Annual Meeting of  Stockholders  and until his successor  shall be duly elected and qualifies and Mr.  Risher,  if elected, will serve for a term expiring at the 2008 Annual  Meeting of  Stockholders  and until his successor shall be duly elected and qualifies.

            Unless  otherwise  specified,  all of the Proxies  received  will be voted in favor of the  election  of  Messrs.  Schwarz,  Pully,  Risher and Bren.
Management  has no reason to believe that any of the director  nominees  will be unable or unwilling to serve as directors,  if elected. Should Mr. Risher and/or
Mr. Bren not remain a candidate for election at the date of the Annual  Meeting, the Proxies may be voted for a  substitute  nominee or nominees  selected by the
Board of Directors.  Should Mr.  Schwarz and/or Mr. Pully not remain a candidate for election at the date of the Annual  Meeting,  the Proxies may be voted for a substitute nominee or nominees selected by Newcastle.

    NOMINEES FOR ELECTION BY THE PREFERRED STOCKHOLDERS AT THE ANNUAL MEETING

                                          Position with              Director
     Name                 Age                Company                   Since
     ----                 ---                -------                   -----

Mark E. Schwarz           44            Chairman of the Board        June 2004
Steven J. Pully           45         Director, Chief Executive       June 2004
                                      Officer and Secretary

   NOMINEES FOR ELECTION BY THE COMMON STOCKHOLDERS AND PREFERRED STOCKHOLDERS
                              AT THE ANNUAL MEETING

                                          Position with              Director
     Name                 Age                Company                   Since
     ----                 ---                -------                   -----

James Risher              62                Director               October 2004
Jonathan Bren             44                   --                       --

There  are no  family  relationships  between  any two  directors  or  executive officers.

            MARK E.  SCHWARZ  has served as Chairman of the Board of the Company since June 18, 2004 as a result of the Newcastle  Transaction.  He has served as the  general  partner,  directly  or  through  entities  which he  controls,  of
Newcastle,  a private  investment  firm,  since 1993.  Mr. Schwarz has served as
Chairman of the Board of  Directors  of Hallmark  Financial  Services,  Inc.,  a
property and casualty insurance holding company,  since October 2001, and as its
Chief  Executive  Officer since January 2003.  Mr. Schwarz  currently  serves as
Chairman of the Board of Bell Industries, Inc. and Pizza Inn, Inc. ("Pizza Inn")
and  a  director  of  Nashua  Corporation,   SL  Industries,   Inc.  ("SL")  and
WebFinancial Corporation. Mr. Schwarz was named in a lawsuit filed by an alleged stockholder  of  the  Company  against  various  former  directors  and  current directors  of the  Company,  and the  Company  as a nominal  defendant.  See the section entitled "LEGAL PROCEEDINGS" for a description of this matter.

            STEVEN J. PULLY has served as a director,  Chief  Executive  Officer and  Secretary of the Company  since June 18, 2004 as a result of the  Newcastle
Transaction.  Mr. Pully has served as the President of Newcastle Management, the general  partner of Newcastle,  since  January 2003 and has been with  Newcastle since  December  2001.  He has served as a director of Pizza Inn since  December
2002.  From January 2003 to June 2004, he served as Chief  Executive  Officer of privately-held  Pinnacle  Frames and  Accents,  Inc., a domestic  picture  frame manufacturer.  Prior to joining Newcastle Management,  from May 2000 to December
2001, he was a managing  director in the mergers and acquisitions  department of
Banc of America  Securities  and from  January 1997 to May 2000 he worked in the investment banking department at Bear Stearns, where he became a Senior Managing
Director in 1999.

                                       10

Prior to becoming an  investment  banker,  Mr. Pully  practiced  securities  and corporate law at the law firm Baker & Botts. Mr. Pully is a CPA, a member of the
Texas Bar and is also a CFA  charterholder.  Mr. Pully was named in a lawsuit by an alleged  stockholder  of the Company  against  various  former  directors and current directors of the Company,  and the Company as a nominal  defendant.  See the section entitled "LEGAL PROCEEDINGS" for a description of this matter.

            JAMES A.  RISHER  has  served as a  director  of the  Company  since
October 2004. Mr. Risher has been the Managing  Partner of Lumina Group,  LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. He has also served as a director of SL since May
2003.  From February  2001 to May 2002,  Mr. Risher served as Chairman and Chief
Executive Officer of BlueStar Battery Systems International,  Inc. ("BlueStar"),
a Canadian  public  company that is an e-commerce  distributor of electrical and electronic  products to selected  automotive  aftermarket  segments and targeted industrial markets.  BlueStar filed a CCAA (a petition for reorganization  under
Canadian  bankruptcy  laws) in August  2001,  and a plan of  reorganization  was approved in November  2001.  From 1986 to 1998, Mr. Risher served as a director,
Chief  Executive  Officer  and  President  of  Exide  Electronics   Group,  Inc.
("Exide"), a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to July 1998.

            JONATHAN BREN serves as the Global Managing Partner of Bren Ventures
L.L.C., an entity he formed in January of 2005 to make strategic  investments in early stage hedge fund managers. From July 1998 to December 2004, Mr. Bren was a partner of Hunt Financial  Ventures,  L.P., which made strategic  investments in early stage and emerging  hedge fund  managers and also made direct  investments into other hedge fund operations. He also served as President of HFV Investments
Inc., a broker dealer affiliated with Hunt Financial  Ventures,  L.P. During the fifteen years prior to joining Hunt  Financial  Ventures,  L.P., Mr. Bren worked for a series  of asset  management,  investment  banking  and  merchant  banking organizations.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
             OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

                              CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            The  business of the Company is managed  under the  direction of its
Board of Directors. The Board of Directors held two regular meetings, 12 special meetings and took action on seven occasions by unanimous  written consent during
2004.  Each of the incumbent  directors of the Company  attended at least 75% of the  aggregate of the total  number of meetings of the Board of Directors  (held during  the  period for which he has been a  director)  and the total  number of meetings  held by all  committees  of the Board of  Directors on which he served
(during the periods that he served)  during 2004.  Each  director is expected to make  reasonable  efforts to attend Board  Meetings,  meetings of  committees of which such director is a member and the Annual Meeting of  Stockholders.  All of the Company's  current  directors were present at the previous Annual Meeting of
Stockholders  to the extent they served as directors at such time.  The Board of

                                       11

Directors  currently  has an Audit  Committee,  a  Compensation  Committee and a
Special Litigation Committee,  but does not have a Nominating  Committee.  It is the  intention of the Board of  Directors  to establish a Nominating  Committee, consisting solely of independent  directors.

AUDIT COMMITTEE

            The Audit Committee is currently  comprised of James Risher,  who is not an employee of the Company or any of its  subsidiaries.  The Audit Committee is only  comprised of one director  although the Charter of the Audit  Committee provides  that at least  three  directors  shall  serve as  members of the Audit
Committee.  The Company's inability to comply with this provision of the Charter of the Audit  Committee is  attributable  to the recent turnover of the Board of
Directors  as a result of the  Newcastle  Transaction.  Upon the election of Mr.
Bren to the Board of  Directors,  the Board of Directors  intends to appoint Mr.
Bren to the  Audit  Committee.  During  fiscal  2004,  up  until  the  Newcastle
Transaction,  the members of the Audit Committee were Gary D. Becker,  Justin L.
Ferrero and Stephen M. Wagner.  The Audit  Committee  meets with the independent auditors and  management  representatives,  recommends to the Board of Directors appointment  of  independent  auditors,  approves  the scope of audits and other services to be  performed by the  independent  auditors,  considers  whether the performance  of any  professional  services by the auditors  other than services provided in connection with the audit function could impair the  independence of the  auditors  and reviews the results of audits and the  accounting  principles applied in financial  reporting  and  financial and  operational  controls.  The independent  auditors have  unrestricted  access to the Audit Committee and vice versa.  The Board of Directors has  determined  that James Risher  satisfies the
"audit committee  financial  expert" criteria  established by the SEC. The Audit
Committee  held two  meetings  during the fiscal year ended  December  31, 2004.
James Risher is independent as  independence  is defined in Rule  4200(a)(15) of the NASD listing standards. The Board of Directors has adopted a written Charter of the Audit Committee which is attached hereto as APPENDIX A.

COMPENSATION COMMITTEE

            The Compensation Committee is comprised of C. Lee Cooke, Jr., who is not an  employee  of the  Company  or any of  its  subsidiaries.  Mr.  Cooke  is currently the sole member of the Compensation Committee.  Prior to the Newcastle
Transaction,  the Compensation  Committee also included former directors Gary D.
Becker and  Stephen M.  Wagner.  Upon the  election  of Mr. Bren to the Board of
Directors,  the Board of  Directors  intends to appoint  Mr. Bren as well as Mr.
Risher as members of the Compensation Committee following the Annual Meeting.

            The    Compensation    Committee's    functions    include    making
recommendations to the Board of Directors on policies and procedures relating to compensation  and employee  stock and other benefit plans of key  executives and approval of individual  salary  adjustments and stock awards.  The  Compensation
Committee held one meeting during the fiscal year ended December 31, 2004.

SPECIAL LITIGATION COMMITTEE

            On October  27,  2004,  the Board of  Directors  formed the  Special
Litigation  Committee  consisting of Messrs.  Pully,  Risher and Schwarz for the purpose of  investigating  the claims of an alleged  stockholder who claims that five former and three current  directors  breached their fiduciary duties to the
Company.  See the section entitled "LEGAL PROCEEDINGS" for a further description

                                       12

of this matter.  The Special  Litigation  Committee held two meetings during the fiscal year ended December 31, 2004.

CODE OF CONDUCT AND ETHICS

            The Company  has  adopted a code of conduct and ethics (the  "Code")
that applies to all directors,  officers and  employees.  The Code is reasonably designed  to deter  wrongdoing  and  promote  (i)  honest and  ethical  conduct, including  the  ethical  handling of actual or  apparent  conflicts  of interest between personal and  professional  relationships,  (ii) full,  fair,  accurate, timely and  understandable  disclosure in reports and  documents  filed with, or submitted  to, the SEC and in other public  communications  made by the Company,
(iii) compliance with applicable governmental laws, rules and regulations,  (iv)
the prompt internal  reporting of violations of the Code to appropriate  persons identified  in the  Code,  and (v)  accountability  for  adherence  to the Code.
Amendments  to the Code and any grant of a waiver from a  provision  of the Code requiring disclosure under applicable SEC rules will be disclosed in a Form 8-K.
The Code is filed as Exhibit 14.1 to the  Company's  Annual  Report on Form 10-K
for the fiscal year ended December 31, 2003.

NOMINATION OF DIRECTORS

            Currently,  the  Board  of  Directors  does  not  have a  Nominating
Committee and the  independent  directors of the Board serve such function.  The
Board of Directors  believes it would be  appropriate  for the Company to have a
Nominating Committee.  Therefore,  the Board of Directors intends to establish a
Nominating  Committee  following  the Annual  Meeting to be comprised of Messrs.
Risher and Bren and to adopt a formal charter of the Nominating  Committee.  The independent directors of the Board of Directors identify prospective  candidates to serve as directors by reviewing  candidates'  credentials and qualifications, and interviewing prospective candidates before submitting their respective names to the Board of  Directors.  Each of the  independent  directors of the Board of
Directors that serve the function of the Nominating  Committee meet the criteria for being  "independent" set forth under Section 4200(a)(15) of Nasdaq's listing standards.

            The  independent  directors  of  the  Board  of  Directors  consider recommendations for director nominees from a wide variety of sources,  including members  of the  Company's  Board of  Directors,  business  contacts,  community leaders,  other third-party  sources and members of management.  The independent directors of the Board of Directors also consider stockholders'  recommendations for  director  nominees  that  are  properly  received  in  accordance  with the procedures for contacting directors described in this Proxy Statement.

            The Board of Directors  believes  that all of its  directors  should have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The independent directors of the Board of Directors evaluate director candidates based on a number of  qualifications,  including their  independence,  judgment, leadership  ability,  expertise  in  the  industry,  experience  developing  and analyzing business strategies,  financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

                                       13

            The  independent  directors  of the  Board  of  Directors  initially evaluate  a  prospective  nominee  on the basis of his or her  resume  and other background  information  that has been made available to the Board of Directors.
An  independent  director  of the Board of  Directors  will  contact for further review and interview those candidates who the independent directors of the Board of  Directors  believe  are  qualified,  who may  fulfill  a  specific  Board of
Directors need and who would  otherwise best make a contribution to the Board of
Directors.  If, after further  discussions with the candidate,  and other review and  consideration  as  necessary,  the  independent  directors  of the Board of
Directors  believe that they have  identified a qualified  candidate,  they will consider nominating the candidate for election as a director.

OTHER EXECUTIVE OFFICERS

            In addition to Mr. Pully,  the only other  Executive  Officer of the
Company is John Murray, whose biographical information is set forth below:

            JOHN  MURRAY (Age 36) has served as the Chief  Financial  Officer of the Company  since June 18, 2004 as a result of the Newcastle  Transaction.  Mr.
Murray has served as the Chief Financial  Officer of Newcastle  Management,  the
general  partner of Newcastle,  since January 2003. From January 1998 until June
2001,  Mr.  Murray served as a partner at Speer & Murray,  Ltd., a  Dallas-based accounting  firm. From October 1991 until November 1995, Mr. Murray served as an accountant  with Ernst & Young,  LLP.  Mr.  Murray has been a  Certified  Public
Accountant since January 1992.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Exchange  Act  requires  that  the  Company's directors,  executive officers and persons who own more than 10% of a registered class of the Company's  equity  securities  file with the SEC initial reports of ownership  and reports of changes in  ownership of Common Stock and other equity securities of the Company.  Directors,  executive  officers and greater than 10%
stockholders  are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

            To the Company's  knowledge,  based solely on a review of the copies
of  the   Section   16(a)   reports   furnished   to  the  Company  and  written
representations that no other reports were required during the fiscal year ended
December  31,  2004,   there  was  compliance  with  all  Section  16(a)  filing
requirements  applicable to its directors,  executive  officers and greater than
10% stockholders.

                             EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE

            The  following  Summary   Compensation   Table  sets  forth  certain
information  concerning  compensation of the Chief Executive Officer and each of the following  executive officers who served with the Company during fiscal 2004
(the "Named Executive Officers").

                                       14

                                                                                                       LONG-TERM
                                                           ANNUAL COMPENSATION                    COMPENSATION AWARDS(1)
                                                           -------------------                    ----------------------
                                                                                             SECURITIES
      NAME AND                     FISCAL                                    OTHER ANNUAL    UNDERLYING          ALL OTHER
  PRINCIPAL POSITION                YEAR       SALARY            BONUS       COMPENSATION    OPTIONS(#)        COMPENSATION
  ------------------                ----       ------            -----       ------------    ----------        ------------

STEVEN J. PULLY                     2004       $  81,346       $    --       $     --          150,000         $    3,229(2)
CHIEF EXECUTIVE OFFICER             2003       $   --          $    --       $     --            --            $       --
AND SECRETARY                       2002       $   --          $    --       $     --            --            $       --

JOHN MURRAY                         2004       $   --          $    --       $     --           50,000         $       --
CHIEF FINANCIAL OFFICER             2003       $   --          $    --       $     --            --            $       --
                                    2002       $   --          $    --       $     --            --            $       --

PARRIS H. HOLMES, JR.               2004       $ 120,000       $    --       $  264,943(3)       --            $3,318,595(4)
FORMER CHAIRMAN OF THE BOARD        2003       $ 344,883       $    --       $  361,296(5)       --            $  285,619(6)
AND CHIEF EXECUTIVE OFFICER         2002       $ 375,000       $    --       $   85,660(7)     450,000         $  201,853(8)

DAVID P. TUSA                       2004       $  89,653(9)    $    --       $    8,369(10)      --            $  561,605(11)
FORMER EXECUTIVE VICE PRESIDENT,    2003       $ 192,500(12)   $    --       $   18,541(13)      --            $    9,625(14)
CHIEF FINANCIAL OFFICER AND         2002       $ 192,500       $ 20,000      $   20,178(15)    200,000         $   13,723(16)
CORPORATE SECRETARY

--------------
(1)   The Named  Executive  Officers  received  no  restricted  stock  awards or long-term incentive plan payouts during 2004, 2003 and 2002.

(2)   Represents $3,229 in 401(k) Retirement Plan  contributions  made on behalf of Mr. Pully during 2004.

(3)   Represents  $23,529  related to the transfer and personal use of a Company owned  automobile,  $208,819  for the payment of taxes  reimbursed  to Mr.
      Holmes in  conjunction  with the  termination of three  split-dollar  life insurance  agreements,  $19,100 for the  payment of country  club dues and
      $13,495 for the payment of taxes  reimbursed to Mr. Holmes in  conjunction with the transfer and personal use of a Company  owned  automobile  during
      2004.

(4)   Represents  a  $2,005,000  lump sum cash  payment  paid  upon a change  of control as defined in Mr. Holmes' amended employment agreement, a $600,000 cash payment made purportedly as a result of a restricted stock grant (see section  entitled  "Related  Transactions")  during 2004,  $95,192 paid in accrued  vacation  in  accordance  with the terms of Mr.  Holmes'  amended employment agreement,  $604,403 in cash payments related to the settlement of three  split-dollar life insurance  agreements  between the Company and
      Mr. Holmes,  $6,000 in 401(k) Retirement Plan  contributions and $8,000 in consulting payments.

(5)   Represents  $165,404 for the payment of taxes  reimbursed to Mr. Holmes in conjunction  with the  termination  of three  split-dollar  life insurance agreements,  $135,000 of compensation  issued in the form of Company stock to Mr. Holmes in exchange for a salary reduction for the period October 1,
      2003 to September 30, 2004,  $14,115 in conjunction  with the personal use of a Company  provided  automobile,  $8,095 for  payment of certain  taxes reimbursed to Mr. Holmes during 2003 for taxable fringe benefits,  $25,922 for the  payment of  country  club dues and  $12,760  in taxable  benefits derived from certain split-dollar life insurance policies.

(6)   Represents  $10,000 in 401(k) Retirement Plan  contributions,  $172,000 in life  insurance  premiums  paid on behalf of Mr.  Holmes  during  2003 and
      $103,619  of cash  payments  in  conjunction  with  the  termination  of a split-dollar life insurance policy.

(7)   Represents  $14,115  in  conjunction  with the  personal  use of a Company provided  automobile,  $23,953 for payment of certain taxes  reimbursed to
      Mr.  Holmes  during  2002 for  taxable  fringe  benefits,  $25,852 for the payment of country club dues and $21,740 in taxable  benefits derived from certain split-dollar life insurance policies.

(8)   Represents  $10,000 in 401(k)  Retirement  Plan  contributions,  $7,500 in
      deferred  compensation   contributions  and  $184,353  in  life  insurance
      premiums  paid on behalf of Mr.  Holmes during 2002.

                                       15

(9)   During the year ended  December 31,  2004,  $70,000 of Mr.  Tusa's  salary included herein was billed to and reimbursed by Sharps Compliance Corp. of which the Company owns a small equity interest.

(10)  Represents  $4,500  related to an  automobile  allowance,  $817 related to health  club  benefits  and  $3,052  for  the  payment  of  certain  taxes reimbursed to Mr. Tusa during 2004 for taxable fringe benefits.

(11)  Represents a $506,000  lump sum cash payment paid upon a change of control as defined in Mr. Tusa's amended  employment  agreement,  $4,812 in 401(k)
      Retirement  Plan  contributions  during  2004,  $26,654  paid  in  accrued vacation in  accordance  with the terms of Mr. Tusa's  amended  employment agreement and $24,139 in consulting payments.

(12)  During the year ended  December 31, 2003,  $112,500 of Mr.  Tusa's  salary included herein was billed to and reimbursed by Sharps Compliance Corp. of which the Company owns a small equity interest.

(13)  Represents  $10,800  related to an automobile  allowance,  $983 related to health  club  benefits  and  $6,758  for  the  payment  of  certain  taxes reimbursed to Mr. Tusa during 2003 for taxable fringe benefits.

(14)  Represents $9,625 in 401(k) Retirement Plan  contributions  made on behalf of Mr. Tusa during 2003.

(15)  Represents  $9,888 related to an automobile  allowance,  $2,209 related to health  club  benefits  and  $8,081  for  the  payment  of  certain  taxes reimbursed to Mr. Tusa during 2002 for taxable fringe benefits.

(16)  Represents  $9,223 in 401(k)  Retirement Plan  contributions and $4,500 in deferred  compensation  contributions  made on behalf of Mr.  Tusa  during
      2002.

                                       16

OPTIONS GRANTED IN 2004

            The following table provides  information  related to options of the
Company granted to the Named Executive Officers of the Company during 2004.

                                                                                        POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES
                                                                                               OF STOCK PRICE
                                                                                          APPRECIATION FOR OPTION
                                         INDIVIDUAL GRANTS                                          TERM
--------------------------------------------------------------------------------------  ---------------------------
                             NUMBER OF      PERCENT OF TOTAL
                            SECURITIES        OPTIONS/SARS
                            UNDERLYING         GRANTED TO      EXERCISE OF
                            OPTION/SARS       EMPLOYEES IN     BASE PRICE   EXPIRATION
            NAME            GRANTED (#)        FISCAL YEAR       ($/SH)        DATE        5% ($)     10% ($)
             (a)                (b)                (c)             (d)          (e)         (f)        (g)
------------------------   -------------   -----------------  ------------  ----------    ------     -------
Steven J. Pully             150,000              75%              .28       6/28/2014     27,000      67,500

John Murray                  50,000              25%              .28      06/18/2014      9,000      22,500

Parris H. Holmes, Jr.          0                 --                --           --          --          --

David P. Tusa                  0                 --                --           --          --          --

AGGREGATED OPTION EXERCISES IN 2004 AND YEAR-END OPTION VALUES

            The following table provides  information  related to options of the
Company exercised by the Named Executive Officers of the Company during 2004 and the number and value of options held at December 31, 2004.

                                                                      NUMBER OF
                                                                      SECURITIES              VALUE(2) OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                 SHARES                           OPTIONS AT FY-END                AT  FY-END($)
                               ACQUIRED ON       VALUE            -----------------                -------------
   NAME                         EXERCISE       REALIZED(1)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------           --------       -----------   -----------    -------------   -----------   -------------

Steven J. Pully                    0              $0                  0       150,000            0           1,500

John Murray                        0              $0                  0        50,000            0             500

Parris H. Holmes, Jr.              0              $0                  0             0            0               0

David P. Tusa                      0              $0            856,667             0            0               0

---------------------
(1)   Market value of the  underlying  securities  at exercise  date,  minus the exercise price.
(2)   Market value of the  underlying  securities  at December 31, 2004 ($0.29), minus the exercise price.

                     EMPLOYEE BENEFIT AND STOCK OPTION PLANS

NEW CENTURY EQUITY HOLDINGS CORP. 401(K) RETIREMENT PLAN

            The Company  maintains the New Century Equity Holdings Corp.  401(k)
Retirement  Plan (the "401(k)  Retirement  Plan").  Participation  in the 401(k)
Retirement  Plan is offered to all  employees of the Company who are 21 years of age and who have  completed  six months of service  during  which they worked at least 500 hours (collectively, the "Participants").

                                       17

            The  401(k)  Retirement  Plan is a 401(k)  plan,  a form of  defined contribution  plan,  which provides that  Participants may make voluntary salary deferral contributions,  on a pre-tax basis, of between 1% and 15% of their base compensation in the form of voluntary payroll  deductions up to a maximum amount as indexed  for  cost-of-living  adjustments.  During  2004,  the  Company  made matching  contributions  equal  to  100%  of  the  first  5% of a  Participant's compensation  contributed as salary deferral.  The Company may from time to time make  additional  discretionary  contributions  at the  sole  discretion  of the
Company's  Board of  Directors.  The  discretionary  contributions,  if any, are allocated to Participants'  accounts based on a discretionary  percentage of the
Participants'  respective  salary  deferrals.  During 2004,  the Company made no additional discretionary contributions to the 401(k) Retirement Plan.

1996 EMPLOYEE COMPREHENSIVE STOCK PLAN

            The Company has adopted the New Century Equity  Holdings Corp.  1996
Employee  Comprehensive  Stock Plan (the  "Employee  Stock Plan").  The Employee
Stock Plan provides for (i) the grant of incentive stock options  ("ISOs") under
Section 422 of the Code, (ii) the grant of non-qualified stock options ("NQSOs")
that do not qualify under Section 422 of the Code, and (iii) the award of shares of restricted stock of the Company.  Under the terms of the Employee Stock Plan,
14,500,000 shares of Common Stock have been reserved for the granting of options and awards of  restricted  stock.  At  December  31,  2004,  options to purchase
2,767,857 shares were  outstanding  under the Employee Stock Plan. If any option or award  granted  under the  Employee  Stock  Plan  terminates,  expires  or is surrendered  as to any  shares,  new  options or awards may  thereafter  be made covering such shares.

            The  Employee  Stock  Plan  is  administered  by  the   Compensation
Committee.  The Employee Stock Plan grants broad  authority to the  Compensation
Committee to grant options or award restricted shares to full-time employees and officers  of the  Company  and its  subsidiaries  (a total  of two (2)  eligible individuals at December 31, 2004),  to determine the number of shares subject to options or awards and to provide  for the  appropriate  periods  and  methods of exercise  and  requirements  regarding  the  vesting  of  options  and awards of restricted  shares. The option price per share with respect to each option shall be determined by the  Compensation  Committee,  but shall in no instance be less than the par value of the shares subject to the option. In addition,  the option price for ISOs may not be less than 100% of the fair market  value of the Common
Stock on the date of grant.  The options are issued to the  employees for a term of ten years. An ISO may be granted to a participant  only if such  participant, at the time the option is granted,  does not own stock  possessing more than 10%
of the total combined voting power of all classes of Common Stock of the Company or a subsidiary.  The preceding  restriction  shall not apply if at the time the option is granted the option  price is at least 110% of the fair market value of the Common  Stock  subject  to the  option  and such  option by its terms is not exercisable  after the  expiration  of five  years  from the date of grant.  The aggregate  fair market value of the stock  (determined at the time the option is granted)  with  respect  to which ISOs are  exercisable  for the first time by a participant  in any  calendar  year  (under all plans of the  Company and of any parent or subsidiary),  shall not exceed $100,000. There is no price requirement for NQSOs,  other than the option  price must exceed the par value of the Common
Stock.  The  Compensation  Committee may permit the option  purchase price to be payable by transfer to the  Company of Common  Stock owned by the option  holder with a fair market  value at the time of exercise  equal to the option  purchase price.

                                       18

            The Employee Stock Plan permits the  Compensation  Committee to make awards of  restricted  shares of Common  Stock that are subject to a  designated period  during  which  such  shares of Common  Stock may not be sold,  assigned, transferred,  pledged or  otherwise  encumbered,  which period shall not be less than one (1) year nor more  than  two (2)  years  from the date of  grant.  As a condition to any award,  the  Compensation  Committee may require an employee to pay to the Company the amount (such as the par value of such shares) required to be received by the Company in order to assure  compliance with applicable  state law. Any award for which such  requirement  is established  shall  automatically expire  if  not  purchased  in  accordance  with  the  Compensation  Committee's requirements within 60 days after the date of grant. The Compensation  Committee may, at any time,  reduce the restricted  period with respect to any outstanding shares of restricted stock and any retained  distributions  with respect thereto awarded under the Employee Stock Plan.  Shares of restricted stock awarded under the Employee Stock Plan shall constitute issued and outstanding shares of Common
Stock for all corporate purposes.

            Each  employee  has the right to vote the  restricted  stock held by such  employee,  to  receive  and retain all cash  dividends  and  distributions thereon and  exercise all other  rights,  powers and  privileges  of a holder of
Common  Stock  with  respect  to  such  restricted  stock,  subject  to  certain exceptions.  Unless  otherwise  provided in the agreement  relating to an award, upon the  occurrence  of a change of control,  as defined in the Employee  Stock
Plan,  all  restrictions  imposed  on the  employee's  restricted  stock and any
retained   distributions  shall  automatically   terminate  and  lapse  and  the
restricted  period shall  terminate;  provided,  however,  that if the change of control occurs within six months of the date of grant,  the restrictions and the restricted  period shall  terminate on the six-month  anniversary of the date of grant.

1999 COMMSOFT ACQUISITION STOCK OPTION PLAN

            In December  1998, in connection  with the Company's  acquisition of
Communications Software Consultants, Inc. ("CommSoft"),  the Company adopted the
Billing  Concepts  Corp.  1999  CommSoft  Acquisition  Stock  Option  Plan  (the
"CommSoft  Employee Stock Plan").  The CommSoft Employee Stock Plan provides for the grant of NQSOs. Under the terms of the CommSoft Employee Stock Plan, 173,153 shares of Common Stock were  reserved  for the granting of options.  At December
31, 2004,  options to purchase 1,747 shares were outstanding  under the CommSoft
Employee Stock Plan.

            The CommSoft Employee Stock Plan is administered by the Compensation
Committee.   The  CommSoft   Employee  Stock  Plan  granted   authority  to  the
Compensation  Committee to grant options to those employees of CommSoft  holding stock options to purchase  shares of Class B common stock,  $0.001 par value, of
CommSoft on the closing date of the Company's  acquisition  of all of the issued and outstanding  capital stock of CommSoft under the terms of the Plan of Merger and Acquisition Agreement (the "Merger Agreement").  The Merger Agreement closed on  December  18,  1998,  at which date 88 former  employees  of  CommSoft  were eligible for grants under the CommSoft  Employee  Stock Plan.  In addition,  the
Compensation  Committee has the authority to determine methods of exercise.  The option price per share with respect to each option was  determined  by a formula set forth in the Merger  Agreement.  The  Compensation  Committee may permit the

                                       19

option  purchase  price to be payable by transfer to the Company of Common Stock owned by the option  holder  with a fair  market  value at the time of  exercise equal to the option purchase price.

EXECUTIVE QUALIFIED DISABILITY PLAN

            The  Company  has adopted  the New  Century  Equity  Holdings  Corp.
Executive Qualified Disability Plan (the "Disability Plan"). The Disability Plan
provides  long-term  disability  benefits  for certain key  employees  occupying management  positions and/or certain other highly  compensated  employees of the
Company who are  determined by the Board of Directors,  from time to time, to be eligible  to  participate.  Benefits  under  the  Disability  Plan are  provided directly by the Company based on definitions,  terms and conditions contained in the Disability  Plan  documents.  Benefits under the Disability  Plan supplement benefits provided under the Company's  insured long-term  disability plan. As of
December  31,  2004,  there  were no  participants  in the  Executive  Qualified
Disability Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                   NUMBER OF
                                                                                                SECURITIES TO BE
                                                 NUMBER OF                                     REMAINING AVAILABLE
                                                SECURITIES                                    FOR FUTURE ISSUANCE
                                               ISSUED UPON       WEIGHTED-AVERAGE                UNDER EQUITY
                                               EXERCISE OF       EXERCISE PRICE OF             COMPENSATION PLANS
                                               OUTSTANDING         OUTSTANDING                     (EXCLUDING
                                             OPTIONS, WARRANTS   OPTIONS, WARRANTS           SECURITIES REFLECTED
                                                AND RIGHTS           AND RIGHTS                  IN COLUMN (A))
     PLAN CATEGORY                                  (a)                 (b)                           (c)
---------------------------------------      -----------------   -----------------           ---------------------
Equity compensation plans
   approved by security holders........          2,769,604           $2.90                       13,030,396
Equity compensation plans not
   approved by security holders........                  0           $0.00                                0
                                             -----------------   -----------------           ---------------------
   Total...............................          2,769,604           $2.90                       13,030,396
                                             =================   =================           =====================

COMPENSATION OF DIRECTORS

            A total of  1,300,000  shares of Common  Stock  are  subject  to the
Company's 1996 Non-Employee  Director Plan (the "Director Plan"). In November of
2002, the Board of Directors  revised the Director Plan to reflect the following
(effective  with the  Board  of  Director  meetings  to be held in  2003):  each non-employee  director  of the Company  will be entitled to annual  compensation consisting  of $28,000 or stock  options to  purchase  100,000  shares of Common
Stock. As an alternative, each non-employee director may choose a combination of stock and options.  For the year 2004,  Mr.  Schwarz chose to receive his annual compensation all in stock options to purchase 100,000 shares of Common Stock and
Mr.  Risher chose to receive his annual  compensation  half in the form of stock options to purchase  50,000  shares of Common Stock and half in the form of cash compensation  equal to $14,000.  In addition to the above,  the  Chairman of the
Audit Committee is awarded an additional  annual stock option to purchase 40,000 shares of Common Stock and the Chairman of the Compensation  Committee is issued an additional annual stock option to purchase 30,000 shares of Common Stock.

                                       20

            In conjunction  with the Director Plan,  options to purchase  Common
Stock were  awarded to Messrs.  Risher  and  Schwarz as  compensation  for their services in 2004 as follows:

                 James Risher                           90,000 shares
                 Mark E. Schwarz                       100,000 shares

            The  awards  are  for  services  performed  during  2004.  For  each quarterly  Board meeting not attended by a  non-employee  director,  twenty-five percent (25%) of such annual  compensation (both cash and stock options) will be forfeited.

                              EMPLOYMENT AGREEMENTS

EMPLOYMENT AGREEMENT AND ARRANGEMENTS WITH PARRIS H. HOLMES, JR.

            The  Company  entered  into  an  Amended  and  Restated   Employment
Agreement  ("Holmes  Employment  Agreement")  with its  former  Chairman,  Chief
Executive  Officer and  President,  Parris H. Holmes,  Jr. in November 2001. The
Holmes Employment  Agreement provided for a five-year term, subject to automatic extension for an additional  one-year term on each one-year  anniversary  of the agreement unless terminated early as provided therein,  including termination by the  Company for "cause"  (as  defined in the Holmes  Employment  Agreement)  or termination by Mr. Holmes for "good reason" (as defined in the Holmes Employment
Agreement).  The Holmes Employment  Agreement  provided for an annual,  calendar year base salary of $375,000 and an  incentive  bonus at the  discretion  of the
Compensation  Committee.  This Holmes  Employment  Agreement also provided for a company-paid automobile allowance, club memberships,  certain tax reimbursements and other benefits.

            The Holmes  Employment  Agreement also provided that, if the Company terminated  Mr.  Holmes'  employment  without  cause  (including  the  Company's election to not extend the Holmes  Employment  Agreement at any renewal date) or if he resigned from his employment for "good reason",  he would be entitled to a lump-sum  payment  in the  amount  equal to his base  salary  for the  unexpired portion of the five-year term of the Holmes Employment  Agreement then in effect and  without  giving  effect to any  further  extension  (a  maximum  payment of approximately  $1,875,000),  continuation of his benefits  through the unexpired term of the Holmes  Employment  Agreement and vesting of all  outstanding  stock options,  which options would remain exercisable for the longer of the remainder of the exercise  period  established  under the option  agreement or three years following  the date of  termination.  Upon death or  permanent  disability,  Mr.
Holmes would  receive his then  effective  salary for 60 months and Company paid premiums for 60 months.

            The Holmes Employment Agreement provided that if, at any time within
24 months of a change of control, he ceased to be an employee of the Company (or its successor) by reason of (i)  termination by the Company  without "cause" (as defined in the Holmes Employment  Agreement),  or (ii) voluntary  termination by the  employee for "good reason upon change of control" (as defined in the Holmes
Employment  Agreement),  in addition to the severance  stated above, he would be entitled to receive (a) an additional  payment,  if any, that, when added to all other payments received in connection with a change of control,  would result in the maximum  amount  allowed to be paid to an  employee  without  triggering  an excess  parachute  payment (as defined by the Internal  Revenue Code), and (b) a

                                       21

payment or payments equaling the amount of any taxes and interest imposed on any payment or  distribution by the Company to the employee upon  termination  under
(i) or (ii) above that constitutes an excess parachute payment.

            In August  2003,  the Company  issued  435,484  shares of its Common
Stock to Mr.  Holmes in exchange  for a salary  reduction  of  $135,000  for the employment  period of October 1, 2003 to September  30, 2004.  These shares were issued under the New Century Equity Holdings Corp.  1996 Employee  Comprehensive
Stock  Plan,  which  allows  for this  type of  issuance  without  any  material amendments.

            As part of the Holmes Employment Agreement, the Company entered into a Split-Dollar  Life Insurance  Agreement  ("Insurance  Agreement") with a trust beneficially  owned by Mr. Holmes  pursuant to which the Company paid the annual insurance  premium of  approximately  $172,000.  The  underlying  life insurance policy had a face value of  $4,500,000  and required  remaining  annual  premium payments through March 2012, totaling  $1,500,000.  In December 2003, Mr. Holmes and the Company  agreed to amend the Holmes  Employment  Agreement and terminate the  provisions  of the Holmes  Employment  Agreement  related to the  Insurance
Agreement  in  exchange  for  payments  by the Company to, and on behalf of, Mr.
Holmes  totaling  approximately  $700,000  in  cash.  Accordingly,  the  Company assigned to Mr.  Holmes,  and Mr. Holmes  assumed,  all future  obligations  and benefits related to the Insurance Agreement.  Mr. Holmes released and discharged the Company from any further  obligation  to provide or fund any life  insurance for the benefit of Mr.  Holmes,  including the Insurance  Agreement.  The entire
$700,000 was  included in general and  administrative  expenses  during the year ended December 31, 2003. In December 2003,  approximately  $200,000 of the total
$700,000 was paid.  The remaining  $500,000 was accrued at December 31, 2003 and paid in January 2004. In conjunction with the Insurance  Agreement,  the Company relinquished  its rights under two other  split-dollar  life insurance  policies previously  entered into with Mr.  Holmes.  All premiums had been paid under the two policies prior to 2004. The Company paid  approximately  $3,800 on behalf of
Mr. Holmes in connection with the transfer of rights to Mr. Holmes.

            On May 28, 2004,  the Company and Mr. Holmes agreed to further amend the Holmes  Employment  Agreement (the "Holmes  Amended  Employment  Agreement")
whereby Mr. Holmes'  employment would be terminated by the Company upon a Change of Control (as  defined in the  agreement).  Upon such  Change of  Control,  the
Company  agreed to pay Mr.  Holmes (i) any base salary earned pro rata as of the date of such Change of Control of the Company  (i.e.,  salary due since last pay period),  (ii) all accrued and unpaid  vacation  as  reflected  in the books and records of the Company then totaling $95,191.80, less any vacation taken through the date of the Change of Control,  (iii) certain tax gross-up  amounts and (iv)
any unpaid  employment  related  expenses  incurred.  The Company also agreed to provide to Mr. Holmes at the Company's cost, health insurance  benefits (medical and dental) for the six-month period  subsequent to the Change of Control of the
Company under the Company's  current health insurance benefit plan. In addition, upon a Change of Control of the Company, the Company agreed to pay to Mr. Holmes a lump sum cash  payment  in the  amount of  $2,005,000.  Mr.  Holmes  agreed to purchase  from  the  Company  certain  assets  at an  agreed  purchase  price of
$9,059.49.  Pursuant to the terms of his  employment  agreement,  Mr. Holmes was provided with the title of an  automobile.  The  automobile  was acquired by the
Company for $75,000 in 2000. At the time of transfer,  the net book value of the automobile  was zero and the fair market value was $20,000.  In accordance  with

                                       22

the terms of Mr. Holmes' employment agreement,  the income taxes incurred by Mr.
Holmes as a result of the  transfer  of title to him were borne by the  Company.
Upon such Change of Control of the Company,  Mr.  Holmes  agreed to resign as an officer and director of the Company.  Additionally,  Mr.  Holmes and the Company
agreed to enter into a  Consulting  Agreement  dated May 28,  2004 (the  "Holmes
Consulting  Agreement") whereby Mr. Holmes would perform for the Company certain consulting services for a period commencing upon a Change of Control (as defined in the  agreement)  and continuing  through  October 31, 2004.  Upon a Change of
Control,  the Company agreed to pay Mr. Holmes $20,000 per month in June,  July,
August,  and  September  of 2004 and $31,250 in October  2004  ($111,250  in the
aggregate) as compensation.  As a result of the Newcastle Transaction,  a Change of Control under the Holmes Amended  Employment  Agreement and Holmes Consulting
Agreement was deemed to have taken place,  triggering  the parties'  obligations thereunder.  Mr. Holmes was paid a pro-rata consulting payment of $8,000 for the month of June 2004 in  conjunction  with his  severance  and the Company has not engaged Mr. Holmes' consulting services, or paid any amount to him, since then.

EMPLOYMENT AGREEMENT AND ARRANGEMENTS WITH DAVID P. TUSA

            The Company entered into an Amended Employment  Agreement (the "Tusa
Employment  Agreement")  with David P. Tusa in November 2001. This agreement was for a term of eighteen  months from its  effective  date,  subject to  automatic extension of successive  eighteen-month  terms unless the Company elected not to extend the Tusa Employment Agreement.  The Tusa Employment Agreement was subject to early termination as provided therein,  including  termination by the Company for "cause" (as defined in the Tusa  Employment  Agreement) or terminated by Mr.
Tusa for "good reason" (as defined in the Tusa Employment Agreement). Mr. Tusa's annual base salary under the Tusa  Employment  Agreement was $192,500.  The Tusa
Employment  Agreement  provided for incentive  bonuses at the  discretion of the
Compensation  Committee.  The Tusa  Employment  Agreement  also  provided  for a company-paid automobile allowance, club memberships,  certain tax reimbursements and other benefits.

            The  Tusa  Employment   Agreement   provided  that  if  the  Company
terminated Mr. Tusa's employment without cause (including the Company's election to not  extend  the Tusa  Employment  Agreement  at any  renewal  date) or if he resigned his  employment  for "good  reason" (as defined in the Tusa  Employment
Agreement) he would be entitled to a lump-sum  payment equal to 18 months of his then effective  annual base salary and  continuation of his benefits through the severance period. After August 1, 2004, Mr. Tusa would be entitled to a lump-sum payment  equal to 24  months  of his  then  effective  annual  base  salary  and continuation of his benefits through the severance period.

            The Tusa Employment  Agreement  provided that if, at any time within
24 months of a change of control or liquidation of the Company,  Mr. Tusa ceased to be an employee of the Company (or its successor) by reason of (i) termination by the  Company  (or its  successor)  without  "cause"  (as  defined in the Tusa
Employment  Agreement),  or (ii) voluntary termination by the employee for "good reason upon change of control" (as defined in the Tusa Employment Agreement), he would be entitled to receive a lump-sum payment in the amount equal to 24 months of his then effective  annual base salary,  continuation  of his benefits for 24 months from such termination and vesting of all outstanding stock options.

                                       23

On May 28,  2004,  the Company  and Mr.  Tusa  agreed to further  amend the Tusa
Employment  Agreement  (the "Tusa  Amended  Employment  Agreement")  whereby Mr.
Tusa's  employment  would be  terminated by the Company upon a Change of Control
(as defined in the agreement).  Upon such Change of Control,  the Company agreed to pay Mr.  Tusa  (i) any  base  salary  earned  pro rata as of the date of such
Change of Control of the Company (i.e., salary due since last pay period),  (ii)
all accrued and unpaid  vacation  as  reflected  in the books and records of the
Company then totaling  $26,653.85,  less any vacation  taken through the date of the Change of Control,  (iii)  certain tax gross-up  amounts and (iv) any unpaid employment related expenses incurred.  In addition,  upon a Change of Control of the  Company,  the Company  agreed to pay to Mr. Tusa a lump sum cash payment in the amount of $506,000.  Upon termination,  any options to purchase Common Stock held by Mr. Tusa would be deemed fully vested and  exercisable by Mr. Tusa for a period  of two (2) years  following  a Change of  Control.  Upon such  Change of
Control of the Company,  Mr. Tusa agreed to resign as an officer of the Company.
For a period of three (3) years  following  termination of his  employment,  Mr.
Tusa agreed to consult on business affairs and litigation matters of the Company at the Company's request, such consulting services not to exceed an aggregate of
72 hours per year. Additionally, Mr. Tusa and the Company agreed to enter into a
Consulting  Agreement  dated May 28,  2004  (the  "Tusa  Consulting  Agreement")
whereby Mr. Tusa would perform for the Company certain consulting services for a period  commencing  upon a Change of Control (as defined in the  agreement)  and continuing  through  September 30, 2004.  Upon a Change of Control,  the Company
agreed to pay Mr. Tusa  $16,041.67  per month  ($64,166.67  in the aggregate) as compensation, such monthly payments being payable in advance on the first day of each such month,  and $1,200 per month for automobile  expenses.  As a result of the Newcastle Transaction, a Change of Control under the Tusa Amended Employment
Agreement  and  Tusa  Consulting  Agreement  was  deemed  to have  taken  place, triggering  the parties'  obligations  thereunder.  Mr. Tusa was paid a pro-rata consulting  payment of $6,897 for the month of June 2004 in conjunction with his severance and,  thereafter,  the Company engaged Mr. Tusa's consulting  services for the month of July 2004  only.  No amounts  have been paid to Mr.  Tusa since
July 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            Parris  H.  Holmes,  Jr.,  former  Chairman  of the  Board and Chief
Executive  Officer  of the  Company,  also  served as  Chairman  of the Board of
Tanisys Technology,  Inc.  ("Tanisys"),  an entity in which the Company formerly had an  investment.  In August  2002,  the Company  appointed  David P. Tusa and
Justin L. Ferrero,  former directors of the Company, to the Board of Tanisys. In
February  2002,  upon the  resignation of Mr. Holmes as Chairman of the Board of
Tanisys,  C. Lee Cooke,  Jr.  became  Chairman of the Board.  Mr. Cooke was then appointed  as Chief  Executive in March 2002 until his  resignation  in February
2003. Mr. Ferrero resigned as a Tanisys Board member in February 2003. Mr. Cooke and Mr. Tusa resigned as members of the Board of Tanisys in March 2003.

            Mr.  Holmes  served as a  director  of the Board of  Princeton  eCom
Corporation  ("Princeton")  an  entity  in which  the  Company  formerly  had an investment,  from  September  1998 to March  2004.  Mr.  Holmes  also  served as
Chairman of the Board of  Princeton  from January  2002 to December  2002.  From
December  2001 to June  2002,  Mr.  Tusa  served  as a  member  of the  Board of
Princeton.

                                       24

            Mr.  Holmes and Mr.  Cooke  serve on the Board of Sharps  Compliance
Corp.  ("Sharps"),  an entity in which the Company  currently has an investment.
Mr. Tusa served as an Advisor to the Board of  Directors  of Sharps from October
2001 to January  2003.  Mr. Tusa has served as the CFO of Sharps since  February
2003. In March 2003,  Sharps began  reimbursing the Company for certain expenses incurred by Mr. Tusa.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation Committee has furnished the following report on the
Company's executive  compensation  policies relating to compensation paid during fiscal 2004.  Prior to the Newcastle  Transaction,  compensation  payable to the
Company's  executives during 2004 was largely dictated by employment  agreements that were entered into prior to 2004. The  Compensation  Committee did not award any  discretionary  bonuses  pursuant to those  agreements  in 2004,  nor did it recommend the award of any  discretionary  restricted  stock or stock options to those executives during the year. Compensation issues relating to the two former executives in connection  with the proposed  liquidation  of the Company in 2004 and the Newcastle Transaction were addressed by a Special Committee of the Board formed in early 2004 and the whole  Board.  The  Special  Committee  at the time consisted of Gary D. Becker,  C. Lee Cooke,  Jr.,  Justin Ferrero and Stephen M.
Wagner and the Board consisted of Gary D. Becker,  C. Lee Cooke,  Jr., Justin L.
Ferrero,  Parris H.  Holmes,  Jr. and  Stephen M.  Wagner.  Since the  Newcastle
Transaction,  the Company has been in a period of transition  seeking  potential
acquisition  and  merger   candidates  and  new  business   opportunities.   The
Compensation  Committee is currently  comprised of one outside director,  C. Lee
Cooke, Jr. (Chairman).

            ELEMENTS OF COMPENSATION SINCE THE NEWCASTLE TRANSACTION

            In June 2004, in  connection  with the  Newcastle  Transaction,  Mr.
Cooke  spoke  with Mr.  Pully in  connection  with the chief  executive  officer position vacated by Mr. Holmes.  Based on his interview and his understanding of the Board's intentions with respect to executive compensation going forward, Mr.
Cooke, as the sole member of the Compensation Committee, recommended to the full
Board that Mr.  Pully  receive a salary of $150,000  and 150,000  stock  options

                                       25

exercisable  at the  then-current  fair  market  value of the Common  Stock.  In addition,  he recommended to the full board that John Murray, the new CFO of the
Company,  receive 50,000 stock options at the then-current  fair market value of the Common  Stock.  None of the current  executives  is a party to an employment
agreement   with  the  Company.   Following   the  Newcastle   Transaction   and
recommendations  of Mr. Cooke, Mr. Pully and Mr. Murray were approved as CEO and
CFO by the Board of Directors.  The Compensation  Committee  expects if and when the Company announces a business and additional  individuals are hired, that the
Company  will modify its  compensation  procedures.  However,  the  Compensation
Committee  will  continue  to  evaluate  Mr.  Pully on an annual  basis based on performance.

            CONCLUSION

            The  Compensation   Committee  has  furnished  this  report  on  its
activities with respect to its oversight  responsibilities during the year ended
December 31, 2004. The report is not deemed to be "soliciting material" or to be
"filed"  with the SEC or subject to the SEC's proxy rules or to the  liabilities of  Section  18 of the  Exchange  Act,  and  the  report  shall  not  be  deemed incorporated  by reference  into any prior or  subsequent  filing by the Company under the  Securities  Act of 1933,  as amended  (the  "Securities  Act") or the
Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

                                          Compensation Committee of the Board of
                                          Directors

                                          C. Lee Cooke Jr., Chairman

                                       26

                                PERFORMANCE GRAPH

            The Company's  Common Stock has been traded publicly since August 5,
1996. Prior to such date, there was no established  market for the Common Stock.
Set forth below is a line graph  comparing the yearly  percentage  change in the cumulative total stockholder return on our Common Stock to the cumulative return of the S&P 500 Stock Index and the S&P Data  Processing and Outsourced  Services
Index for the period  commencing on September  30, 1999 and ending  December 31,
2004 (the "Measuring Period").  The Company selected the S&P Data Processing and
Outsourced  Services  Index as a basis of  comparison as it believes the issuers comprising  this  index  are in the same  line of  business  as  Princeton,  the investment  in which the Company  held a 36%  interest  up until June 2004.  The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on September 30, 1999. The yearly change in cumulative total return is  measured  by  dividing  (1) the sum of (i) the  cumulative  amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring  Period, by
(2) the share price at the beginning of the Measuring Period.

                              [PERFORMANCE GRAPH]

                             BASE
     COMPANY                PERIOD
      NAME/                SEPTEMBER      SEPTEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER
      INDEX                30, 1999       30, 2000      31, 2000     31, 2001     31, 2002     31, 2003     31, 2004

  NEW CENTURY EQUITY         100.00          63.76        40.00        10.00        5.20         6.40         6.00
    HOLDINGS - NASB

  S&P 500                    100.00         113.28       104.42        92.01       71.68        92.24       102.27

  S&P DATA PROCESSING &      100.00         135.57       141.92       154.50      109.81       128.52       135.51
   OUTSOURCED SERVICES

            The  Performance  Graph  is  based  on  historical  data  and is not necessarily  indicative  of future  performance.  The  Performance  Graph is not deemed to be  "soliciting  material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the Exchange Act, and the Performance Graph shall not be deemed incorporated by reference into any prior or  subsequent  filing  by the  Company  under the  Securities  Act or the
Exchange Act, except to the extent that the Company specifically incorporates it by reference to such filing.

                                       27

                              INDEPENDENT AUDITORS

            The Company has not  selected  independent  auditors for the current fiscal year because the Company is currently reviewing various auditors based on their expertise and the cost of their services. Burton McCumber & Cortez, L.L.P.
was the Company's  independent  auditors for the fiscal year ended  December 31,
2004. A  representative  of Burton  McCumber &  Cortez,  L.L.P.  will not be present at the Annual Meeting.

            Aggregate fees for professional  services rendered to the Company by
Burton  McCumber & Cortez,  L.L.P.  for the years  ended  December  31, 2004 and
December 31, 2003 were as follows:

                                                 2004                 2003
                                             ----------           ----------
Audit...................................     $  129,195           $   82,381
Audit Related...........................              0                    0
Tax.....................................              0                    0
Other...................................              0                    0
   Total................................     $  129,195           $   82,381

            AUDIT FEES

            The aggregate fees billed by Burton  McCumber & Cortez,  L.L.P.  for professional  services  required for the audit of the Company's annual financial statements and the review of the interim  financial  statements  included in the
Company's Forms 10-Q were $129,195 and $82,381 for 2004 and 2003, respectively.

            AUDIT-RELATED FEES

            The Company did not engage nor pay Burton McCumber & Cortez,  L.L.P.
for assurance and related  services  related to the  performance of the audit of the Company's annual financial statements or the review of the interim financial statements included in the Company's Forms 10-Q for 2004 and 2003.

            TAX FEES

            The Company did not engage nor pay Burton McCumber & Cortez,  L.L.P.
for professional services relating to tax compliance, tax advice or tax planning in 2004 and 2003.

            ALL OTHER FEES

            The Company did not engage nor pay Burton McCumber & Cortez,  L.L.P.
for additional  services,  other than the services  described above, in 2004 and
2003.

            PRE-APPROVAL POLICIES AND PROCEDURES

            All audit and  non-audit  services to be performed by the  Company's independent  auditors  must be  approved  in  advance  by the  Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest services, may be approved by one or more members of the Audit

                                       28

Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting.

            All of the engagements and fees for the Company's  fiscal year ended
December 31, 2004 were approved by the Audit  Committee.  In connection with the audit of the Company's  financial  statements for the fiscal year ended December
31,  2004,  Burton  McCumber & Cortez,  L.L.P.  only used  full-time,  permanent employees.

            The Audit  Committee has considered  whether the provision by Burton
McCumber & Cortez,  L.L.P.  of the  services  covered by the fees other than the audit fees is compatible with  maintaining  Burton  McCumber & Cortez,  L.L.P.'s independence and believes that it is compatible.

                             AUDIT COMMITTEE REPORT

            GENERAL

            The Audit  Committee  currently  consists  of one  director,  who is independent as defined in the listing  standards of Nasdaq. A brief  description of the  responsibilities  of the  Committee is set forth above under the heading
"CORPORATE GOVERNANCE - Audit Committee."

            The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2004 with management of the
Company.  The Audit  Committee  has  discussed  with  Burton  McCumber & Cortez,
L.L.P.,  the Company's  independent  accountants for the year ended December 31,
2004, the matters required to be discussed by SAS 61 (Codification of Statements on  Auditing  Standards).  The Audit  Committee  has also  received  the written disclosures  and the letter from Burton  McCumber & Cortez,  L.L.P.  required by
Independence  Standards Board Standard No. 1 (Independent Standards Board No. 1,
Independence  Discussions with Audit Committees),  and has discussed with Burton
McCumber & Cortez, L.L.P. its independence.

            Based on the review and the discussions referred to above, the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

            During  the year  ended  December  31,  2004,  the  Audit  Committee approved in advance any and all audit services,  including the audit  engagement fees  and  terms,  and  non-audit  services  provided  to  the  Company  by  its independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Exchange Act). The independent auditors and the Company's  management are required to  periodically  report to the Audit
Committee the extent of services  provided by the  independent  auditors and the fees associated with these services.

            The Audit Committee has forwarded this report on its activities with respect to its  oversight  responsibilities  during the year ended  December 31,
2004. The report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the  liabilities of Section 18 of the  Exchange  Act,  and the  report  shall  not be  deemed  incorporated  by reference  into  any  prior  or  subsequent  filing  by the  Company  under  the
Securities  Act or the  Exchange  Act,  except to the  extent  that the  Company specifically incorporates it by reference to such filing.

                                 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                 JAMES RISHER

                                       29

                              RELATED TRANSACTIONS

            Parris  H.  Holmes,  Jr.  (former  Chairman  of the  Board and Chief
Executive  Officer  of the  Company)  served  on the  Board  of  Princeton  from
September  1998 until March 2004.  Mr. Holmes served as Chairman of the Board of
Princeton  from January 2002 until  December  2002.  David P. Tusa (former Chief
Financial  Officer of the Company)  served as a member of the Board of Princeton from August 2001 until June 2002.

            Mr. Holmes has been a member of the Board of Sharps since July 1998.
According to public filings of Sharps,  Mr. Holmes continues to be a director of
Sharps,  although he is not serving in such  capacity on behalf of the  Company.
Mr. Tusa was appointed  Chief  Financial  Officer of Sharps in February 2003. In
March 2003,  Sharps began  reimbursing the Company for certain expenses incurred by Mr. Tusa. As of December 31, 2004, no amount was due to the Company by Sharps for these expenses.  C. Lee Cooke,  Jr., a current member of the Company's Board of Directors, served on the Board of Sharps from March 1992 until November 2004.

            Mr.  Holmes served as Chairman of the Board of Tanisys from the time of the Company's  investment in Tanisys until his  resignation in February 2002.
Mr.  Cooke also  served as Tanisys'  Chairman  of the Board and Chief  Executive
Officer from February 2002 until February 2003 and as a member of Tanisys' Board
from  February   2002  to  March  2003.   Mr.  Cooke  was  entitled  to  receive
approximately  $15,000 per month from  Tanisys as  compensation  for services as
Chairman of the Board and Chief  Executive  Officer.  The Company also appointed
Mr. Tusa and another one of its former directors,  Mr. Ferrero,  to the Board of
Tanisys. Mr. Ferrero resigned from the Board of Tanisys in February 2003 and Mr.
Tusa resigned from the Board Tanisys in March 2003.

            In August  2003,  the Company  issued  435,484  shares of its Common
Stock to Mr.  Holmes in exchange  for a salary  reduction  of  $135,000  for the employment  period of October 1, 2003 to September  30, 2004.  These shares were issued under the New Century Equity Holdings Corp.  1996 Employee  Comprehensive
Stock  Plan,  which  allows  for this  type of  issuance  without  any  material amendments.

            As part of the Holmes Employment Agreement, the Company entered into the Insurance  Agreement with a trust  beneficially owned by Mr. Holmes pursuant to which  the  Company  paid  the  annual  insurance  premium  of  approximately
$172,000.  The underlying  life insurance  policy had a face value of $4,500,000 and required  remaining  annual premium  payments  through March 2012,  totaling
$1,500,000.  In December  2003,  Mr. Holmes and the Company  agreed to amend the
Holmes  Employment   Agreement  and  terminate  the  provisions  of  the  Holmes
Employment Agreement related to the Insurance Agreement in exchange for payments by the Company to, and on behalf of, Mr. Holmes totaling  approximately $700,000 in cash.  Accordingly,  the  Company  assigned  to Mr.  Holmes,  and Mr.  Holmes assumed, all future obligations and benefits related to the Insurance Agreement.
Mr. Holmes  released and discharged  the Company from any further  obligation to provide or fund any life insurance for the benefit of Mr. Holmes,  including the
Insurance   Agreement.   The  entire   $700,000  was  included  in  general  and
administrative  expenses  during the year ended  December 31, 2003.  In December
2003,  approximately  $200,000 of the total  $700,000  was paid.  The  remaining
$500,000  was  accrued  at  December  31,  2003 and  paid in  January  2004.  In conjunction with the Insurance  Agreement,  the Company  relinquished its rights under two other  split-dollar life insurance  policies  previously  entered into with Mr.  Holmes.  All premiums  had been paid under the two  policies  prior to
2004.  The  Company  paid  approximately  $3,800  on  behalf  of Mr.  Holmes  in connection with the transfer of rights to Mr. Holmes.

                                       30

            Prior to the  Newcastle  Transaction,  during the quarter ended June
30,  2004,  the  Company  sold  certain  office  furniture  to  Mr.  Holmes  for approximately  $7,000 and provided Mr. Holmes with title to the automobile  that had been  furnished to him by the Company at no cost.  The Company had purchased the office  furniture for  approximately  $28,000 during the period October 1994 through April 2003 and the furniture had a book value of $4,000. Pursuant to the terms of his employment  agreement,  Mr. Holmes was provided with an automobile.
The  automobile  was acquired by the Company for $75,000 in 2000. At the time of transfer,  the net book  value of the  automobile  was zero and the fair  market value  was  $20,000.  In  accordance  with the terms of Mr.  Holmes'  employment agreement,  the income taxes  incurred by Mr. Holmes as a result of the transfer of title to him were borne by the Company.

            The Company paid Mr. Holmes approximately  $600,000 on June 2, 2004, purportedly as a result of a restricted stock grant as described below. In April
2000, the Board of Directors of the Company approved a restricted stock grant to
Mr. Holmes.  The restricted stock grant consisted of 400,000 shares of Princeton common stock and was modified in June 2001 to provide for certain  anti-dilution and ratchet  protections.  The restricted  stock grant vested on April 30, 2003.
The Company  expensed the fair market value of the  restricted  stock grant over the  three-year  period ended April 30, 2003.  The Company  recognized  $150,000 during the year ended December 31, 2003 as  compensation  expense related to the stock grant. The Company has commenced an investigation of various  transactions involving  former  management,  including,  among  other  things,  the  $600,000 payment.

            In June 2004, in  connection  with the  Newcastle  Transaction,  Mr.
Schwarz,  Chief  Executive  Officer and  Chairman of Newcastle  Management,  Mr.
Pully,  President of  Newcastle  Management,  and Mr.  Murray,  Chief  Financial
Officer of  Newcastle  Management,  assumed  positions as Chairman of the Board,
Chief  Executive  Officer  and Chief  Financial  Officer,  respectively,  of the
Company.  Mr.  Pully  receives an annual  salary of $150,000 as Chief  Executive
Officer  of  the  Company.  Newcastle  Management  is  the  general  partner  of
Newcastle,  which owns 4,807,692  shares of Series A Preferred Stock and 150,000 shares of Common Stock of the Company.

            The Company's  corporate  headquarters are currently  located at 300
Crescent Court, Suite 1110,  Dallas,  Texas 75201, which are also the offices of
Newcastle.  Pursuant to an oral  agreement,  the Company  subleases a portion of
Newcastle's space on a month-to-month basis at no charge.

            The Company also receives  accounting  and  administrative  services from employees of Newcastle Management at no charge.

                                       31

                      PROPOSALS FOR THE 2006 ANNUAL MEETING

REQUIREMENTS  FOR  STOCKHOLDER  PROPOSALS TO BE CONSIDERED  FOR INCLUSION IN THE
COMPANY'S PROXY MATERIALS

            Stockholder  proposals  submitted  pursuant  to  Rule  14a-8  of the
Exchange Act ("Rule 14a-8"),  and intended to be presented at the Company's 2006
Annual Meeting of Stockholders, must be received by the Company and addressed to the Corporate Secretary at 300 Crescent Court, Suite 1110, Dallas,  Texas 75201,
no later than January 6, 2006 to be  considered  for  inclusion in the Company's proxy materials for that meeting.  After January 6, 2006,  notice to the Company of a stockholder  proposal  will be considered  untimely and the person named in proxies  solicited  by the Board of Directors of the Company for its 2006 Annual
Meeting of Stockholders may exercise  discretionary  authority voting power with respect to any such proposal.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS OUTSIDE THE SCOPE OF RULE 14A-8

            A stockholder may present a proposal for  consideration  at the 2006
Annual Meeting of Stockholders by providing written notice in a timely manner to the Secretary of the Company  setting forth the following  information:  a brief description  of the  proposal  to be brought  before the annual  meeting and the reasons for conducting such business at the annual meeting; the name and address of the  stockholder  making the proposal;  the class and number of shares of the
Company which are  beneficially  owned by the stockholder  and a  representation that the  stockholder  intends to appear in person or by proxy at the meeting to introduce  the  proposal or  proposals  specified  in the notice.  To be timely, notice must be received by the Company (a) in the case of an annual meeting, not less than 120 days prior to the date of the  Company's  proxy  materials for the previous year's annual  meeting,  or (b) in the case of a special  meeting,  not less than the close of business on the  seventh day  following  the day on which notice of such  meeting is first given to  stockholders.  No  business  shall be conducted at a meeting  except  business  brought  before the annual  meeting in accordance with the procedures set forth above. If the Chairman or other officer presiding at a meeting determines that the stockholder proposal was not properly brought  before such  meeting,  such  proposal  will not be  introduced  at such meeting.

            The  provisions of the foregoing will be subject to the rules of the
SEC with respect to stockholder  proposals so long as the Company is required to file reports with the SEC under the Exchange Act. Any stockholder  proposal that is submitted in  compliance  with such rules and is required by such rules to be set forth in the proxy  statement of the Company  will be set forth  despite the requirements  of the By-Laws of the Company  with respect to the timing and form of notice for such proposals.

                                       32

REQUIREMENTS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

            The advance notification procedures that stockholders must follow in order to nominate directors (the "Nomination  Procedure"),  set forth in Section
8.3 of the Charter and Section 3.16 of the By-Laws,  provides  that only persons who are  nominated  by or at the  direction of the Board of  Directors,  or by a stockholder  who has given timely prior  written  notice to the Secretary of the
Company  prior to the  meeting  at which  directors  are to be  elected  will be eligible for election as directors. To be timely, notice must be received by the
Company (a) in the case of an annual meeting, not less than 90 days prior to the annual  meeting,  or (b) in the case of a special  meeting,  not later  than the seventh day  following the day on which notice of such meeting is first given to stockholders.

            Under  the  Nomination  Procedure,  notice  to  the  Company  from a stockholder  who  proposes  to  nominate a person or  persons  at a meeting  for election as a director must contain certain information,  including the name and address of the  stockholder who intends to make the nomination and the person to be nominated,  a  representation  that the  stockholder is a holder of record of stock of the Company  entitled to vote at such  meeting and intends to appear in person or by proxy to nominate the person,  a description of all arrangements or understandings  between the  stockholder  and each  nominee and any other person pursuant to which the nomination is to be made, such other information regarding each  nominee as would be required to be  included  in a proxy  statement  filed pursuant  to the Proxy Rules of the SEC had the nominee  been  nominated  by the
Board of Directors  and the consent of such nominee to serve as a director if so elected.  If the Chairman  presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure,  such person will not be eligible for election as a director.

                       PROCEDURES FOR CONTACTING DIRECTORS

            The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors  generally or a specific  director at any time by writing to: Corporate Secretary,  New Century Equity Holdings Corp., 300 Crescent Court,
Suite 1110,  Dallas,  Texas 75201. The Corporate  Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder  about a matter of stockholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable to the director to whom they are  addressed,  or if addressed to the
Board of  Directors  generally,  to the  Chairman  of the Board.  Because  other appropriate  avenues  of  communication  exist  for  matters  that  are  not  of
stockholder   interest,   such  as  general  business   complaints  or  employee
grievances, communications that do not relate to matters of stockholder interest are not  forwarded to the Board of Directors.  The  Corporate  Secretary has the
right,  but  not  the  obligation,  to  forward  such  other  communications  to appropriate channels within the Company.

                                LEGAL PROCEEDINGS

            On August 11, 2004,  Craig  Davis,  allegedly a  stockholder  of the
Company, filed a complaint in the Chancery Court of New Castle County,  Delaware
(the  "Complaint").  That Complaint  asserts direct claims,  and also derivative claims on the Company's behalf,  against five former and three current directors of the Company.  The  individual  defendants  are Parris H. Holmes,  Jr., C. Lee

                                       33

Cooke,  Jr., Justin L. Ferrero,  Gary D. Becker,  J. Stephen Barley,  Stephen M.
Wagner, Mark E. Schwarz and Steven J. Pully; the Company is a nominal defendant.
In his Complaint,  Mr. Davis seeks the appointment of a receiver for the Company under Section 226(a) of the Delaware General Corporation Law and other remedies.
Mr. Davis alleges that different  director  defendants  breached their fiduciary duties to the Company. The allegations involve, among other things, transactions with,  and  payments  to, Mr.  Holmes,  and whether  the Company  operated as an unregistered investment company. The Company is currently funding legal expenses of the defendants  pursuant to  indemnification  arrangements that were in place during the respective terms of each of the defendants.

            The Company and certain of the defendants responded to the Complaint by filing a motion to  dismiss or stay the  action on  October  18,  2004 and on
November 3, 2004 filed a  memorandum  of law in support of such  positions.  The motion to dismiss filed by the Company and various  defendants  was heard by the
Chancery  Court of New Castle  County,  Delaware on January 18, 2005.  The court denied the motion to dismiss. On February 23, 2005, Mr. Davis filed a motion for the  appointment  of a receiver.  The Company plans to  vigorously  contest this motion.

            On October 27, 2004, the Board of Directors appointed Messrs. Pully,
Risher and Schwarz to the Special Litigation Committee to investigate the claims of the  plaintiff.  Prior  to the  filing  of the  Complaint,  the  Company  had commenced an investigation of various transactions  involving former management, including,  among other  things,  the payment of  approximately  $600,000 to Mr.
Holmes in connection with a restricted stock agreement and the  reimbursement of various expenses involving meals and entertainment,  travel and other reimbursed expenses.  See  the  section  entitled  "RELATED  TRANSACTIONS"  for  a  further description of this matter. As part of the  investigative  work commenced by the
Company prior to the filing of the Complaint,  the Company sought  reimbursement from Mr. Holmes for various amounts paid to him. The Company and Mr. Holmes were unable to agree on the amount that Mr. Holmes should reimburse the Company.

            The Company has been notified by counsel to both Messrs.  Holmes and
Tusa that each of Messrs. Holmes and Tusa believe that approximately $60,000 and
$34,000,  respectively,  are  owed  to  each  of  them  under  their  respective consulting  agreements.  In addition to notifying  both Messrs.  Holmes and Tusa that  their  consulting  services  were  not  required  and  that no  obligation therefore  existed  under  their  respective  agreements,  both  have  also been notified  that the Company is  investigating  various  transactions,  including, among other  things,  the  payment of  approximately  $600,000 to Mr.  Holmes in connection with a restricted  stock agreement and the  reimbursement  of various
expenses  involving  meals  and  entertainment,   travel  and  other  reimbursed
expenses.  See  the  section  entitled  "RELATED  TRANSACTIONS"  for  a  further description of this matter. The Company disputes that any additional amounts are owed under the consulting  agreements and, therefore,  has not provided for such amounts in the Company's financial  statements for the period ended December 31,
2004.

            Pursuant  to  the  Newcastle  Transaction,  the  Company  agreed  to indemnify Newcastle, as the purchaser of the Series A Preferred Stock,  from any liability,  loss or damage, together with all costs and expenses related thereto that the  Company may suffer  which  arises out of affairs of the  Company,  its
Board  of  Directors  or  employees  prior  to  the  closing  of  the  Newcastle

                                       34

Transaction.  The  Company's  obligation  to  indemnify  may be satisfied at the option of Newcastle by issuing additional Series A Preferred Stock to Newcastle, modifying the  conversion  price of the Series A Preferred  Stock,  a payment of cash or a  redemption  of  Series  A  Preferred  Stock or a  combination  of the foregoing. The Company and Newcastle have not yet determined whether events that have arisen since the closing will trigger the indemnity provisions.

                                  ANNUAL REPORT

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER 31, 2004
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SEC, BY WRITING TO THE CORPORATE  SECRETARY,  NEW CENTURY  EQUITY
HOLDINGS CORP., 300 CRESCENT COURT, SUITE 1110, DALLAS TEXAS 75201.

                                  OTHER MATTERS

            As of the date of this Proxy  Statement,  management does not intend to present  any other  items of  business  and is not aware of any matters to be presented  for action at the Annual  Meeting other than those  described  above.
However,  if any other matters should come before the Annual Meeting,  it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

            The cost of preparing,  assembling and mailing this Proxy  Statement is being paid by the  Company.  In addition  to  solicitation  by mail,  Company directors,  officers  and  employees  may solicit  proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other  custodians,  nominees and fiduciaries that hold the voting  securities of record for the forwarding of  solicitation  materials to the  beneficial  owners thereof.  The Company will  reimburse  such  brokers,  custodians,  nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                            By order of the Board of Directors,

                                            Steven J. Pully
                                            SECRETARY

May 2, 2005

                                       35

                                   APPENDIX A

                        NEW CENTURY EQUITY HOLDINGS CORP.
                   (FORMERLY KNOWN AS BILLING CONCEPTS CORP.)
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I.     PURPOSE

The primary function of the Audit Committee of New Century Equity Holdings Corp.
(Corporation)  is to assist the Board of Directors in  fulfilling  its oversight responsibilities  by  reviewing:  the  financial  reports  and  other  financial information  provided by the Corporation to any governmental body or the public;
the Corporation's  Systems of internal controls regarding  finance,  accounting, legal compliance and ethics that management and the Board have established;  and
the  Corporation's  auditing,   accounting  and  financial  reporting  processes
generally.  Consistent with this function,  the Audit Committee should encourage continuous  improvement  of, and should foster  adherence to, the  Corporation's policies,  procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

            Serve  as  an  independent   and  objective  party  to  monitor  the
            Corporation's  financial  reporting  process  and  internal  control system.

            Review  and  appraise  the  audit   efforts  of  the   Corporation's
            independent accountants.

            Provide  an open  avenue  of  communication  among  the  independent accountants,  financial  and  senior  management  and the  Board  of
            Directors.

The Audit Committee will primarily  fulfill these  responsibilities  by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION

The Audit  Committee shall be comprised of three or more directors as determined by the Board,  each of whom shall be  independent  directors,  and free from any relationship  that,  in the  opinion  of the  Board,  would  interfere  with the exercise of his or her independent judgment as a member of the Committee. Any of the following would be considered to impair a director's independence:

        o   A director  who is an employee  or has been an  employee  during the past three years.

        o   A director  who accepts  compensation  in excess of $60,000 from the
            Corporation  or any of its  affiliates  during the  previous  fiscal year,

        o   other  than  compensation  for  board  service,   benefits  under  a
            tax-qualified retirement plan, or non-discretionary compensation.

                                      A-1

        o   A  director  who is a  partner  in,  a  controlling  shareholder  or executive officer of any for-profit  business  organization to which the Corporation  made or received  payments in any of the past three years that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is
            greater.   Payments   resulting   solely  from  investments  in  the
            Corporation's securities need not be considered for this purpose.

        o   A director who is employed as an  executive  of another  corporation
            where   any  of  the   Corporation's   executives   serve   on  that
            corporation's compensation committee.

        o   A director who is an immediate  family member of an  individual  who has been an executive  officer of the  Corporation or its affiliates during the past three years.

All members of the Committee  shall be  financially  literate,  and at least one member of the Committee  shall have accounting or related  financial  management expertise.  Committee  members may enhance  their  familiarity  with finance and accounting by participating in educational programs conducted by the Corporation or an outside  consultant.  The members of the Committee shall be elected by the
Board  at  the  annual  organizational  meeting  of the  Board  or  until  their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board,  the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

The Committee  shall meet at least three times  annually,  or more frequently as circumstances  dictate.  As part of its job to foster  open  communication,  the
Committee  should meet at least  annually with  management  and the  independent accountants  in separate  executive  sessions  to discuss  any matters  that the
Committee or each of these groups  believe  should be  discussed  privately.  In addition,  the  Committee or at least its Chair should be available as requested by the  independent  accountants  or management to discuss any issues related to the Corporation's quarterly financials prior to filing its Form 10-Q.

IV.      RESPONSIBILITIES AND DUTIES

            To fulfill  its  responsibilities  and  duties  the Audit  Committee shall:

            DOCUMENTS/REPORTS REVIEW

            1.   Review and update this Charter periodically, at least annually, as conditions dictate.

            2.   Review the  Corporation's  annual financial  statements and any
                 reports  or  other  financial   information  submitted  to  any
                 governmental body, or the public,  including any certification,
                 report,   opinion,   or  review  rendered  by  the  independent
                 accountants.

            INDEPENDENT ACCOUNTANTS

            3.   Recommend  to the  Board  of  Directors  the  selection  of the independent  accountants,  and  review  the scope of work to be performed by the  independent  accountants  in connection  with

                                      A-2

                 both the annual audit and the quarterly  reviews.  On an annual basis,  the  Committee  should  review  and  discuss  with  the accountants all significant  relationships the accountants have
                 with   the   Corporation   to   determine   the    accountants'
                 independence.

            4.   Review  the  performance  of the  independent  accountants  and approve any proposed  discharge of the independent  accountants when circumstances warrant.

            5.   Periodically  consult with the  independent  accountants out of the  presence of  management  about  internal  controls and the
                 fullness   and   accuracy   of  the   Corporation's   financial
                 statements.

            FINANCIAL REPORTING PROCESSES

            6.   In consultation  with the independent  accountants,  review the integrity of the organization's  financial reporting processes, both internal and external.

            7.   Consider  the  independent  accountants'  judgments  about  the quality and  appropriateness  of the  Corporation's  accounting principles as applied in its financial reporting.

            8.   Consider  and approve,  if  appropriate,  major  changes to the
                 Corporation's  auditing and accounting principles and practices as suggested by the independent accountants or management.

            PROCESS IMPROVEMENT

            9.   Establish  regular and  separate  systems of  reporting  to the
                 Audit  Committee  by each  of  management  and the  independent
                 accountants   regarding  any  significant   judgments  made  in
                 management's  preparation  of the financial  statements and the view of each as to the appropriateness of such judgments.

            10.  Following  completion of the annual audit,  review with each of management  and the  independent  accountants  any  significant difficulties  encountered  during  the  course  of  the  audit, including  any  restrictions  on the scope of work or access to required information.

            11.  Review any significant  disagreement  among  management and the independent  accountants in connection  with the preparation of the financial statements.

            12.  Review with the  independent  accountants  and  management  the extent  to  which  changes  or  improvements  in  financial  or accounting practices, as approved by the Audit Committee,  have been  implemented.  (This  review  should  be  conducted  at an appropriate  time  subsequent to  implementation  of changes or improvements, as decided by the Committee.)

                                      A-3

            ETHICAL AND LEGAL COMPLIANCE

            13.  Establish,  review  and update  periodically  a Code of Ethical
                 Conduct and ensure that  management has established a system to enforce this Code.

            14.  Review management's monitoring of the Corporation's  compliance with the Corporation's Ethical Code, and ensure that management has the  proper  review  system  in  place to  ensure  that the
                 Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

            15.  Review,  with  the  Corporation's   counsel,  legal  compliance
                 matters including corporate securities trading policies.

            16.  Review with the  Corporation's  counsel,  any legal matter that could have a significant impact on the Corporation's  financial statements.

            17.  Perform any other activities  consistent with this Charter, the
                 Corporation's  By-laws and  governing  law, as the Committee or the Board deems necessary or appropriate.

                                      A-4

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        NEW CENTURY EQUITY HOLDINGS CORP.

                     PROXY CARD FOR HOLDERS OF COMMON STOCK

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 27, 2005

            The undersigned, a stockholder of New Century Equity Holdings Corp., a Delaware corporation (the "Company"),  does hereby appoint Mark E. Schwarz and
Steven J. Pully,  and each of them,  the true and lawful  attorneys  and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2005 Annual
Meeting of  Stockholders of the Company to be held at the offices of the Company located at 300 Crescent  Court,  Suite 1110,  Dallas,  Texas, on May 27, 2005 at
10:00 a.m., local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

ELECTION OF DIRECTORS:

            The  election of James  Risher to the Board of  Directors,  to serve until the 2008 Annual Meeting of Stockholders, and the election of Jonathan Bren to  the  Board  of  Directors,  to  serve  until  the  2007  Annual  Meeting  of
Stockholders,  and until their respective  successors are duly elected and shall qualify.

                         WITHHOLD AUTHORITY
FOR ALL                  TO VOTE FOR ALL
NOMINEES  _____          NOMINEES  _____           ____________________________
                                                   TO WITHHOLD AUTHORITY TO VOTE
                                                   FOR ANY  INDIVIDUAL  NOMINEE,
                                                   PRINT NAME ABOVE.

DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS NAMED HEREIN.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2005
_____________________________ (L.S.)
_____________________________ (L.S.)
Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

      PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY
IN THE  ENVELOPE  PROVIDED  FOR THIS  PURPOSE.  NO
POSTAGE  IS  REQUIRED  IF  MAILED  IN  THE  UNITED
STATES.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        NEW CENTURY EQUITY HOLDINGS CORP.

         PROXY CARD FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK
   VOTING ON ALL MATTERS ON WHICH HOLDERS OF COMMON STOCK ARE ENTITLED TO VOTE

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 27, 2005

            The undersigned, a stockholder of New Century Equity Holdings Corp., a Delaware corporation (the "Company"),  does hereby appoint Mark E. Schwarz and
Steven J. Pully,  and each of them,  the true and lawful  attorneys  and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote  19,230,768  shares  of  Common  Stock  (representing  all
4,807,692 shares of its Series A Convertible  Preferred Stock on an as-converted basis) of the  Company  which the  undersigned  would be entitled to vote as one class  with,  and in the same manner and with the same effect as, the holders of
Common Stock if personally present at the 2005 Annual Meeting of Stockholders of the  Company to be held at the offices of the  Company  located at 300  Crescent
Court, Suite 1110, Dallas,  Texas, on May 27, 2005 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

ELECTION OF DIRECTORS:

            The  election of James  Risher to the Board of  Directors,  to serve until the 2008 Annual Meeting of Stockholders, and the election of Jonathan Bren to  the  Board  of  Directors,  to  serve  until  the  2007  Annual  Meeting  of
Stockholders,  and until their respective  successors are duly elected and shall qualify.

                       WITHHOLD AUTHORITY
FOR ALL                TO VOTE FOR ALL
NOMINEES  _____        NOMINEES  _____         _________________________________
                                               TO WITHHOLD AUTHORITY TO VOTE FOR
                                               ANY  INDIVIDUAL  NOMINEE,   PRINT
                                               NAME ABOVE.

DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS NAMED HEREIN.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2005

NEWCASTLE PARTNERS, L.P.

By:   Newcastle Capital Management, L.P.
      its General Partner

By:   Newcastle Capital Group, L.L.C.
      its General Partner

By:   _______________________
      Mark E. Schwarz
      Managing Member

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

      PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY
IN THE  ENVELOPE  PROVIDED  FOR THIS  PURPOSE.  NO
POSTAGE  IS  REQUIRED  IF  MAILED  IN  THE  UNITED
STATES.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        NEW CENTURY EQUITY HOLDINGS CORP.

         PROXY CARD FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK
                           VOTING AS A SEPARATE CLASS

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 27, 2005

            The undersigned, a stockholder of New Century Equity Holdings Corp., a Delaware corporation (the "Company"),  does hereby appoint Mark E. Schwarz and
Steven J. Pully,  and each of them,  the true and lawful  attorneys  and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all 4,807,692 shares of its Series A Convertible Preferred
Stock of the  Company  which  the  undersigned  would be  entitled  to vote as a separate class if personally  present at the 2005 Annual Meeting of Stockholders of the Company to be held at the offices of the Company  located at 300 Crescent
Court, Suite 1110, Dallas,  Texas, on May 27, 2005 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

ELECTION OF DIRECTORS:

            The  election of Mark E. Schwarz and Steven J. Pully to the Board of
Directors,  to serve until the 2006  Annual  Meeting of  Stockholders  and until their respective successors are duly elected and shall qualify.

                       WITHHOLD AUTHORITY
FOR ALL                TO VOTE FOR ALL
NOMINEES  _____        NOMINEES  _____         _________________________________
                                               TO WITHHOLD AUTHORITY TO VOTE FOR
                                               ANY  INDIVIDUAL  NOMINEE,   PRINT
                                               NAME ABOVE.

DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS NAMED HEREIN.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2005

NEWCASTLE PARTNERS, L.P.

By:  Newcastle Capital Management, L.P.
     its General Partner

By:  Newcastle Capital Group, L.L.C.
     its General Partner

By:  _______________________
     Mark E. Schwarz
     Managing Member

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

      PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY
IN THE  ENVELOPE  PROVIDED  FOR THIS  PURPOSE.  NO
POSTAGE  IS  REQUIRED  IF  MAILED  IN  THE  UNITED
STATES.